UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23264

Investment Company Act file number

Altaba Inc.

(Exact name of registrant as specified in charter)

140 East 45th Street, 15th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Arthur Chong

Altaba Inc.

140 East 45th Street, 15th Floor

New York, New York 10017

(Name and address of agent for service)

(646) 679-2000

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report

June 30, 2019

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Altaba Inc.’s (“Altaba” or the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Altaba or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on Altaba’s website (www.altaba.com), and you will be notified by mail each time a report is posted and you will be provided with a website address to access the reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at (877) 946-6487.

You may elect to receive all future reports in paper form at no cost to you. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at (877) 946-6487. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

ALTABA INC.

ALTABA INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2019 (unaudited)

($ in thousands, except per share amounts)

ASSETS
Cash	$17,250
Receivable for investments sold	1,392,574
Interest receivable	4,169
Dividend receivable	1,408
Unaffiliated investments, at value (cost $22,031,811) including:	22,033,878
Marketable securities, $22,033,693 as of June 30, 2019
Equity securities, $185 as of June 30, 2019
Affiliated investments, at value (cost $1,061,000)	25,199,355
Investment in controlled affiliate (cost $0)	232,750
Other assets	82,949

Total assets	$48,964,333

LIABILITIES
Deferred tax liabilities on unrealized appreciation	$5,312,043
Taxes payable on sales of Alibaba shares	4,302,702
Deferred and other tax liabilities (Note 10)	573,534
Payable for investments purchased	69,502
Payable to directors, officers and employees	20,843
Payable to advisors	472
Other liabilities	161,599

Total liabilities	$10,440,695

Net assets	$38,523,638

Net assets consist of:
Total distributable earnings, net of deferred taxes	$38,523,638

Total net assets	$38,523,638

Shares outstanding	519,511,366
NAV per share	$74.15
Shares outstanding rollforward:
Shares outstanding at December 31, 2017	824,921,315
Tender offer	(195,000,000)
Share repurchases	(62,457,045)

Shares outstanding at December 31, 2018	567,464,270
Share repurchases	(47,952,904)

Shares outstanding at June 30, 2019	519,511,366

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of June 30, 2019 (unaudited)

($ in thousands)

Description			Principal $ / Shares / Units	Fair Value $
Affiliated Investments at Fair Value — 65.4%
Online Services and e-Commerce
Common shares — 65.4%
Alibaba Group Holding Limited(1)(2)			148,712,628	25,199,355
Total Affiliated Investments at Fair Value (Cost — $1,061,000)				25,199,355
Unaffiliated Investments at Fair Value — 0.0%
Internet Software & Services
Common shares — 0.0%
SeatGeek, Inc.(1)(3)			47,463	185
Total Common Shares (Cost — $9)				185

	Rate %(4)	Final Maturity(5)	Principal $	Fair Value $
Fixed Income Securities
Money Market Funds — 6.1%
Fidelity Government Portfolio — Class I	2.25		1,651,836	1,651,836
Invesco Government and Agency Portfolio — Institutional Class	2.27		702,305	702,305
JP Morgan U.S. Government Money Market Fund — Capital Class	2.26		10,989	10,989
Total Money Market Investments (Cost — $2,365,130)			2,365,130	2,365,130

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

	Rate Type	Rate %(6)	Final Maturity	Principal $	Fair Value $
Short Term
Corporate Debt — 0.5%
Financial — 0.1%
Bank of Montreal	Floating	2.75 (1 month LIBOR USD + 0.33)	8/6/2019	25,000	25,009
Berkshire Hathaway Finance Corp.	Floating	2.90 (3 month LIBOR USD + 0.32)	1/10/2020	2,500	2,503
Branch Banking and Trust Co.	Floating	3.05 (3 month LIBOR USD + 0.45)	1/15/2020	4,000	4,007
Total				31,500	31,519

Industrial — 0.4%
Apple Inc.	Floating	2.77 (3 month LIBOR USD + 0.20)	2/7/2020	13,506	13,516
Apple Inc.	Floating	2.61 (3 month LIBOR USD + 0.07)	5/11/2020	7,000	6,998
Chevron Corp	Floating	2.73 (3 month LIBOR USD + 0.21)	3/3/2020	12,000	12,012
Cisco Systems Inc.	Floating	2.73 (3 month LIBOR USD + 0.34)	9/20/2019	11,000	11,007
Daimler Finance North America LLC	Fixed	2.30	1/6/2020	18,543	18,511
Honeywell International Inc.	Floating	2.86 (3 month LIBOR USD + 0.28)	10/30/2019	3,563	3,566
Intel Corp	Floating	2.62 (3 month LIBOR USD + 0.08)	5/11/2020	11,000	11,004
John Deere Capital Corporation	Fixed	2.30	9/16/2019	20,000	19,996
John Deere Capital Corporation	Floating	2.75 (3 month LIBOR USD + 0.30)	3/13/2020	8,140	8,153
Siemens Financieringsmaatschappij N.V.	Floating	2.75 (3 month LIBOR USD + 0.34)	3/16/2020	15,000	15,019
Toyota Motor Credit Corporation	Floating	2.85 (3 month LIBOR USD + 0.26)	4/17/2020	12,000	12,021
Total				131,752	131,803
Total Corporate Debt (Cost — $163,223)				163,252	163,322

		Rate %(7)
Commercial Paper — 39.8%
ABN Amro Funding USA LLC	Zero Coupon	2.23	9/13/2019	50,000	49,768
ABN Amro Funding USA LLC	Zero Coupon	2.36	10/2/2019	50,000	49,691
ABN Amro Funding USA LLC	Zero Coupon	2.46	12/12/2019	40,000	39,550
ABN Amro Funding USA LLC	Zero Coupon	2.46	12/2/2019	70,000	69,257
Allianz Finance Corp	Zero Coupon	2.31	8/13/2019	15,000	14,958
Allianz Finance Corp	Zero Coupon	2.37	9/10/2019	8,000	7,962
Allianz Finance Corp	Zero Coupon	2.37	9/9/2019	71,000	70,669
Archer-Daniels-Midland Company	Zero Coupon	—	7/1/2019	120,000	120,000
Bank of Montreal	Zero Coupon	2.11	7/10/2019	32,425	32,406

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

	Rate Type	Rate %(7)	Final Maturity	Principal $	Fair Value $
Bank of Montreal	Zero Coupon	2.47	9/3/2019	50,000	50,000
Bank of Montreal	Zero Coupon	2.38	9/6/2019	75,000	75,000
Bank of Nova Scotia	Zero Coupon	2.23	9/13/2019	200,000	199,071
BMW US Capital, LLC	Zero Coupon	2.26	8/9/2019	10,000	9,975
BNP Paribas	Zero Coupon	2.35	8/6/2019	75,000	75,000
BNP Paribas	Zero Coupon	2.81	9/17/2019	50,000	50,000
BNP Paribas	Zero Coupon	2.75	9/3/2019	25,000	25,000
BPCE	Zero Coupon	2.78	9/17/2019	30,000	29,817
Caisse Des Dépôts et Consignations	Zero Coupon	2.43	9/3/2019	50,000	49,781
Canadian Imperial Bank of Commerce	Zero Coupon	2.27	7/23/2019	200,000	199,710
Canadian Imperial Bank of Commerce	Zero Coupon	2.27	8/12/2019	50,000	49,865
Canadian Imperial Bank of Commerce	Zero Coupon	2.27	8/13/2019	30,000	29,917
Canadian Imperial Bank of Commerce	Zero Coupon	2.26	7/25/2019	50,000	49,921
Cummins Inc.	Zero Coupon	2.25	7/11/2019	55,000	54,962
Cummins Inc.	Zero Coupon	2.34	7/18/2019	16,000	15,981
Emerson Electric Co.	Zero Coupon	1.16	7/2/2019	55,000	54,996
Emerson Electric Co.	Zero Coupon	1.55	7/3/2019	60,000	59,992
Emerson Electric Co.	Zero Coupon	2.10	7/9/2019	10,000	9,995
Emerson Electric Co.	Zero Coupon	2.21	7/15/2019	47,000	46,957
Emerson Electric Co.	Zero Coupon	2.23	7/16/2019	40,000	39,960
Emerson Electric Co.	Zero Coupon	2.22	7/17/2019	30,000	29,969
Emerson Electric Co.	Zero Coupon	2.22	7/22/2019	90,000	89,878
Emerson Electric Co.	Zero Coupon	2.21	7/24/2019	50,000	49,926
Emerson Electric Co.	Zero Coupon	2.27	8/15/2019	44,000	43,872
Exxon Mobil Corporation	Zero Coupon	2.36	9/4/2019	25,000	24,894
Exxon Mobil Corporation	Zero Coupon	2.04	7/9/2019	17,900	17,891
Exxon Mobil Corporation	Zero Coupon	2.31	7/26/2019	50,000	49,919
Exxon Mobil Corporation	Zero Coupon	2.32	7/29/2019	50,000	49,907
Exxon Mobil Corporation	Zero Coupon	2.31	7/30/2019	25,000	24,952
Exxon Mobil Corporation	Zero Coupon	2.33	8/1/2019	15,000	14,969
Exxon Mobil Corporation	Zero Coupon	2.33	8/5/2019	20,000	19,953
Exxon Mobil Corporation	Zero Coupon	2.32	8/8/2019	30,000	29,925
Exxon Mobil Corporation	Zero Coupon	2.25	8/14/2019	123,000	122,654
Exxon Mobil Corporation	Zero Coupon	2.35	8/21/2019	20,000	19,932
Exxon Mobil Corporation	Zero Coupon	2.33	9/3/2019	40,000	39,831
Exxon Mobil Corporation	Zero Coupon	2.24	9/17/2019	25,000	24,877
Exxon Mobil Corporation	Zero Coupon	1.20	7/2/2019	10,000	9,999
Exxon Mobil Corporation	Zero Coupon	2.19	7/22/2019	40,000	39,947
Exxon Mobil Corporation	Zero Coupon	2.25	7/31/2019	75,000	74,856

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

	Rate Type	Rate %(7)	Final Maturity	Principal $	Fair Value $
Exxon Mobil Corporation	Zero Coupon	2.28	8/16/2019	105,000	104,687
Exxon Mobil Corporation	Zero Coupon	2.28	8/27/2019	50,000	49,816
Exxon Mobil Corporation	Zero Coupon	2.36	8/28/2019	82,000	81,683
Exxon Mobil Corporation	Zero Coupon	2.27	8/30/2019	40,000	39,846
Exxon Mobil Corporation	Zero Coupon	2.34	8/13/2019	110,000	109,695
Exxon Mobil Corporation	Zero Coupon	2.24	10/15/2019	25,000	24,834
Exxon Mobil Corporation	Zero Coupon	2.19	10/25/2019	70,000	69,502
Exxon Mobil Corporation	Zero Coupon	2.34	9/30/2019	43,000	42,742
Fédération des caisses Desjardins du Québec	Zero Coupon	2.33	7/19/2019	47,000	46,942
Fédération des caisses Desjardins du Québec	Zero Coupon	2.33	8/15/2019	120,000	119,643
General Dynamics Corporation	Zero Coupon	2.31	7/23/2019	200,000	199,703
General Dynamics Corporation	Zero Coupon	2.27	7/30/2019	270,000	269,489
General Dynamics Corporation	Zero Coupon	2.29	7/31/2019	150,000	149,704
GlaxoSmithKline LLC	Zero Coupon	2.18	7/10/2019	35,000	34,979
GlaxoSmithKline LLC	Zero Coupon	2.28	7/15/2019	75,000	74,929
GlaxoSmithKline LLC	Zero Coupon	2.35	7/24/2019	85,000	84,867
GlaxoSmithKline LLC	Zero Coupon	2.36	7/26/2019	75,000	74,872
GlaxoSmithKline LLC	Zero Coupon	2.36	8/23/2019	30,000	29,894
GlaxoSmithKline LLC	Zero Coupon	2.33	8/29/2019	20,000	19,922
GlaxoSmithKline LLC	Zero Coupon	2.33	7/31/2019	120,000	119,759
GlaxoSmithKline LLC	Zero Coupon	2.36	8/5/2019	140,000	139,669
GlaxoSmithKline LLC	Zero Coupon	2.30	8/12/2019	50,000	49,863
GlaxoSmithKline LLC	Zero Coupon	2.38	8/15/2019	60,000	59,818
GlaxoSmithKline LLC	Zero Coupon	2.37	8/27/2019	105,000	104,599
GlaxoSmithKline LLC	Zero Coupon	2.34	9/4/2019	25,000	24,893
Henkel Corporation	Zero Coupon	2.33	9/9/2019	15,000	14,931
Henkel Corporation	Zero Coupon	2.33	9/10/2019	15,000	14,930
Henkel Corporation	Zero Coupon	2.46	8/23/2019	80,000	79,704
John Deere Canada ULC	Zero Coupon	2.27	7/25/2019	50,795	50,715
John Deere Capital Corporation	Zero Coupon	2.23	7/25/2019	20,000	19,969
John Deere Capital Corporation	Zero Coupon	2.22	7/26/2019	95,000	94,848
John Deere Capital Corporation	Zero Coupon	2.26	8/5/2019	200,000	199,549
John Deere Capital Corporation	Zero Coupon	2.21	7/11/2019	50,000	49,966
John Deere Capital Corporation	Zero Coupon	2.27	7/16/2019	50,000	49,950
John Deere Capital Corporation	Zero Coupon	2.28	7/17/2019	82,000	81,912
John Deere Capital Corporation	Zero Coupon	2.32	7/22/2019	70,000	69,901
John Deere Capital Corporation	Zero Coupon	2.26	7/24/2019	30,000	29,955
John Deere Capital Corporation	Zero Coupon	2.25	8/6/2019	150,000	149,652
Kimberly-Clark Corporation	Zero Coupon	2.08	7/8/2019	40,000	39,981
Kimberly-Clark Corporation	Zero Coupon	2.10	7/10/2019	55,000	54,968
Kimberly-Clark Corporation	Zero Coupon	2.14	7/11/2019	45,000	44,971
Kimberly-Clark Corporation	Zero Coupon	2.19	7/16/2019	50,000	49,951

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

	Rate Type	Rate %(7)	Final Maturity	Principal $	Fair Value $
Kimberly-Clark Corporation	Zero Coupon	2.20	7/18/2019	25,000	24,972
Kimberly-Clark Corporation	Zero Coupon	2.18	7/19/2019	100,000	99,885
Koch Industries, Inc.	Zero Coupon	—	7/1/2019	50,000	50,000
Koch Industries, Inc.	Zero Coupon	2.16	7/12/2019	170,000	169,877
Koch Industries, Inc.	Zero Coupon	2.23	7/16/2019	20,000	19,980
Koch Industries, Inc.	Zero Coupon	2.24	7/19/2019	30,000	29,965
Koch Industries, Inc.	Zero Coupon	2.26	7/23/2019	60,000	59,913
Koch Industries, Inc.	Zero Coupon	2.27	7/24/2019	20,000	19,970
Koch Industries, Inc.	Zero Coupon	2.27	7/30/2019	25,000	24,953
Koch Industries, Inc.	Zero Coupon	2.27	7/31/2019	35,000	34,931
Koch Industries, Inc.	Zero Coupon	2.29	8/2/2019	100,000	99,790
Macquarie Bank Limited	Zero Coupon	2.41	8/23/2019	49,850	49,669
Macquarie Bank Limited	Zero Coupon	2.38	9/5/2019	75,000	74,667
Macquarie Bank Limited	Zero Coupon	2.37	9/10/2019	75,000	74,645
Macquarie Group Limited	Zero Coupon	2.25	9/25/2019	80,000	79,564
Macquarie Group Limited	Zero Coupon	2.26	9/30/2019	120,000	119,308
Massachusetts Mutual Life Insurance Company	Zero Coupon	2.13	7/8/2019	25,000	24,988
Massachusetts Mutual Life Insurance Company	Zero Coupon	2.19	7/10/2019	25,000	24,985
Massachusetts Mutual Life Insurance Company	Zero Coupon	2.21	7/11/2019	25,000	24,983
Merck & Co., Inc.	Zero Coupon	2.24	7/15/2019	100,000	99,907
Merck & Co., Inc.	Zero Coupon	2.25	7/16/2019	58,000	57,942
Merck & Co., Inc.	Zero Coupon	2.29	7/22/2019	30,000	29,958
Merck & Co., Inc.	Zero Coupon	2.27	7/23/2019	68,000	67,902
Merck & Co., Inc.	Zero Coupon	2.27	8/6/2019	25,000	24,942
Merck & Co., Inc.	Zero Coupon	2.27	8/8/2019	65,000	64,840
Merck & Co., Inc.	Zero Coupon	2.27	7/18/2019	67,000	66,924
Merck & Co., Inc.	Zero Coupon	2.28	7/24/2019	20,000	19,970
National Australia Bank Limited	Zero Coupon	1.18	7/2/2019	98,000	97,994
National Australia Bank Limited	Zero Coupon	2.66	9/17/2019	75,000	74,563
National Australia Bank Limited	Zero Coupon	2.66	9/19/2019	50,000	49,701
National Bank of Canada	Zero Coupon	2.41	8/28/2019	20,000	19,921
National Rural Utilities Cooperative Finance Corp	Zero Coupon	—	7/1/2019	60,000	60,000
National Rural Utilities Cooperative Finance Corp	Zero Coupon	1.57	7/3/2019	139,350	139,332
National Rural Utilities Cooperative Finance Corp	Zero Coupon	2.06	7/8/2019	50,000	49,977
National Rural Utilities Cooperative Finance Corp	Zero Coupon	2.09	7/9/2019	80,000	79,958
National Rural Utilities Cooperative Finance Corp	Zero Coupon	2.14	7/11/2019	75,000	74,951

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

	Rate Type	Rate %(7)	Final Maturity	Principal $	Fair Value $
National Rural Utilities Cooperative Finance Corp	Zero Coupon	2.21	7/16/2019	40,000	39,961
National Securities Clearing Corporation	Zero Coupon	2.31	7/26/2019	40,000	39,933
National Securities Clearing Corporation	Zero Coupon	2.31	8/13/2019	65,000	64,817
National Securities Clearing Corporation	Zero Coupon	2.29	8/14/2019	25,000	24,928
National Securities Clearing Corporation	Zero Coupon	2.30	8/16/2019	25,000	24,925
National Securities Clearing Corporation	Zero Coupon	2.39	8/26/2019	30,000	29,887
National Securities Clearing Corporation	Zero Coupon	2.34	9/4/2019	15,000	14,936
National Securities Clearing Corporation	Zero Coupon	2.40	8/20/2019	10,000	9,966
National Securities Clearing Corporation	Zero Coupon	2.39	8/23/2019	15,000	14,946
National Securities Clearing Corporation	Zero Coupon	2.38	9/3/2019	55,000	54,763
National Securities Clearing Corporation	Zero Coupon	2.41	9/12/2019	50,000	49,753
National Securities Clearing Corporation	Zero Coupon	2.68	10/10/2019	20,000	19,893
Nationwide Building Society	Zero Coupon	2.16	7/9/2019	75,000	74,960
Nationwide Building Society	Zero Coupon	2.20	7/11/2019	70,000	69,953
Nationwide Building Society	Zero Coupon	2.48	10/21/2019	50,000	49,610
Nestle Capital Corporation	Zero Coupon	2.04	7/10/2019	50,000	49,972
Nestle Capital Corporation	Zero Coupon	2.35	9/12/2019	45,000	44,783
Nestle Capital Corporation	Zero Coupon	2.49	9/4/2019	30,000	29,863
Nestle Capital Corporation	Zero Coupon	2.58	9/23/2019	50,000	49,695
Nestle Capital Corporation	Zero Coupon	2.41	12/10/2019	20,000	19,782
Nestle Capital Corporation	Zero Coupon	2.39	12/12/2019	45,000	44,508
NIKE, Inc.	Zero Coupon	2.23	7/18/2019	25,000	24,972
NSTAR Electric Company	Zero Coupon	1.18	7/2/2019	50,000	49,997
ONE Gas, Inc.	Zero Coupon	1.90	7/5/2019	15,000	14,996
ONE Gas, Inc.	Zero Coupon	2.12	7/9/2019	25,000	24,987
ONE Gas, Inc.	Zero Coupon	2.13	7/10/2019	20,000	19,988
ONE Gas, Inc.	Zero Coupon	1.19	7/2/2019	20,000	19,999
ONE Gas, Inc.	Zero Coupon	1.59	7/3/2019	15,000	14,998
ONE Gas, Inc.	Zero Coupon	2.16	7/11/2019	25,000	24,983
ONE Gas, Inc.	Zero Coupon	2.22	7/15/2019	25,000	24,977
ONE Gas, Inc.	Zero Coupon	2.21	7/16/2019	25,000	24,975
Ontario Teachers Finance Trust	Zero Coupon	2.29	9/5/2019	37,062	36,904
PACCAR Financial Corp.	Zero Coupon	—	7/1/2019	19,800	19,800

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

	Rate Type	Rate %(7)	Final Maturity	Principal $	Fair Value $
PACCAR Financial Corp.	Zero Coupon	2.11	7/8/2019	20,000	19,991
PACCAR Financial Corp.	Zero Coupon	2.25	7/19/2019	30,000	29,964
PACCAR Financial Corp.	Zero Coupon	2.26	7/22/2019	30,000	29,959
PACCAR Financial Corp.	Zero Coupon	2.25	7/25/2019	10,000	9,984
PACCAR Financial Corp.	Zero Coupon	2.23	7/26/2019	28,800	28,754
PACCAR Financial Corp.	Zero Coupon	1.20	7/2/2019	20,000	19,999
PACCAR Financial Corp.	Zero Coupon	2.14	7/9/2019	25,000	24,987
PACCAR Financial Corp.	Zero Coupon	2.17	7/10/2019	10,000	9,994
PACCAR Financial Corp.	Zero Coupon	2.18	7/11/2019	42,300	42,272
PACCAR Financial Corp.	Zero Coupon	2.21	7/12/2019	35,000	34,974
PACCAR Financial Corp.	Zero Coupon	2.24	7/17/2019	13,000	12,986
PACCAR Financial Corp.	Zero Coupon	2.25	7/18/2019	13,000	12,985
PACCAR Financial Corp.	Zero Coupon	2.24	7/29/2019	25,000	24,955
PACCAR Financial Corp.	Zero Coupon	2.43	8/23/2019	46,900	46,729
Pricoa Short Term Funding, LLC	Zero Coupon	2.43	11/15/2019	30,000	29,720
Province of Alberta	Zero Coupon	2.34	10/30/2019	25,000	24,802
Province of Alberta	Zero Coupon	2.34	12/5/2019	29,000	28,703
Roche Holdings, Inc.	Zero Coupon	1.92	7/5/2019	40,000	39,989
Roche Holdings, Inc.	Zero Coupon	2.09	7/12/2019	80,000	79,944
Roche Holdings, Inc.	Zero Coupon	2.22	7/15/2019	20,000	19,981
Roche Holdings, Inc.	Zero Coupon	2.21	7/26/2019	35,000	34,944
Royal Bank of Canada	Zero Coupon	2.69	9/26/2019	80,000	79,473
Santander UK PLC	Zero Coupon	2.39	7/31/2019	45,000	44,908
Santander UK PLC	Zero Coupon	2.42	9/3/2019	30,000	29,869
Santander UK PLC	Zero Coupon	2.76	9/13/2019	50,000	49,712
Santander UK PLC	Zero Coupon	2.76	9/19/2019	25,000	24,845
Simon Property Group, L.P.	Zero Coupon	2.26	8/2/2019	62,000	61,872
Simon Property Group, L.P.	Zero Coupon	2.42	8/27/2019	40,000	39,844
Simon Property Group, L.P.	Zero Coupon	2.29	9/4/2019	25,000	24,895
Simon Property Group, L.P.	Zero Coupon	2.30	9/5/2019	20,000	19,915
Simon Property Group, L.P.	Zero Coupon	2.35	9/6/2019	70,000	69,690
Simon Property Group, L.P.	Zero Coupon	2.28	9/12/2019	50,000	49,766
Simon Property Group, L.P.	Zero Coupon	2.27	9/13/2019	90,000	89,574
Simon Property Group, L.P.	Zero Coupon	2.13	7/8/2019	30,000	29,986
Simon Property Group, L.P.	Zero Coupon	2.38	8/12/2019	60,000	59,829
Simon Property Group, L.P.	Zero Coupon	2.43	8/30/2019	15,000	14,938
Skandinaviska Enskilda Banken AB	Zero Coupon	2.41	8/20/2019	12,674	12,631
Skandinaviska Enskilda Banken AB	Zero Coupon	2.42	8/29/2019	30,000	29,879
Skandinaviska Enskilda Banken AB	Zero Coupon	2.38	9/4/2019	120,000	119,476
Société Générale Société Anonyme	Zero Coupon	2.41	8/2/2019	43,608	43,511
Société Générale Société Anonyme	Zero Coupon	2.28	8/5/2019	150,000	149,659
Société Générale Société Anonyme	Zero Coupon	2.28	8/6/2019	85,000	84,801

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

	Rate Type	Rate %(7)	Final Maturity	Principal $	Fair Value $
Société Générale Société Anonyme	Zero Coupon	2.28	8/12/2019	25,000	24,932
Sumitomo Mitsui Banking Corporation	Zero Coupon	2.29	8/15/2019	65,000	64,810
Sumitomo Mitsui Banking Corporation	Zero Coupon	2.29	8/16/2019	110,000	109,675
Sumitomo Mitsui Banking Corporation	Zero Coupon	2.23	7/30/2019	80,000	79,851
Sumitomo Mitsui Banking Corporation	Zero Coupon	2.28	8/9/2019	82,000	81,792
Sumitomo Mitsui Banking Corporation	Zero Coupon	2.27	8/26/2019	115,000	114,586
Sumitomo Mitsui Banking Corporation	Zero Coupon	2.40	11/14/2019	165,000	163,492
Swedbank AB	Zero Coupon	2.67	9/16/2019	75,000	74,567
The Coca-Cola Company	Zero Coupon	2.37	8/13/2019	30,000	29,913
The Coca-Cola Company	Zero Coupon	2.37	8/14/2019	65,000	64,808
The Coca-Cola Company	Zero Coupon	2.31	8/22/2019	73,000	72,752
The Coca-Cola Company	Zero Coupon	2.33	8/19/2019	18,000	17,942
The Coca-Cola Company	Zero Coupon	2.40	8/28/2019	12,300	12,252
The Coca-Cola Company	Zero Coupon	2.23	9/26/2019	25,000	24,863
The Coca-Cola Company	Zero Coupon	2.24	10/2/2019	50,000	49,708
The Coca-Cola Company	Zero Coupon	2.64	9/19/2019	90,000	89,466
The Coca-Cola Company	Zero Coupon	2.62	9/20/2019	10,000	9,940
The Coca-Cola Company	Zero Coupon	2.39	11/14/2019	14,000	13,873
The Coca-Cola Company	Zero Coupon	2.42	11/15/2019	45,000	44,582
The Hershey Company	Zero Coupon	2.27	7/22/2019	45,000	44,938
The Hershey Company	Zero Coupon	2.28	7/26/2019	25,000	24,959
The Hershey Company	Zero Coupon	2.28	7/29/2019	50,000	49,908
The Hershey Company	Zero Coupon	—	7/1/2019	15,000	15,000
The Hershey Company	Zero Coupon	2.28	8/2/2019	95,000	94,802
The Home Depot, Inc.	Zero Coupon	—	7/1/2019	152,000	152,000
The Toronto-Dominion Bank	Zero Coupon	2.32	8/13/2019	100,000	99,717
The Toronto-Dominion Bank	Zero Coupon	2.28	8/16/2019	65,000	64,806
The Toronto-Dominion Bank	Zero Coupon	2.25	7/22/2019	25,000	24,966
The Toronto-Dominion Bank	Zero Coupon	2.33	7/29/2019	25,000	24,953
The Toronto-Dominion Bank	Zero Coupon	2.34	8/1/2019	50,000	49,896
The Toronto-Dominion Bank	Zero Coupon	2.34	8/2/2019	100,000	99,786
The Toronto-Dominion Bank	Zero Coupon	2.35	8/5/2019	20,000	19,953
The Toronto-Dominion Bank	Zero Coupon	2.34	8/9/2019	170,000	169,557
The Toronto-Dominion Bank	Zero Coupon	2.31	8/12/2019	70,000	69,807
The Toronto-Dominion Bank	Zero Coupon	2.29	8/19/2019	35,000	34,889
The Toronto-Dominion Bank	Zero Coupon	2.30	8/26/2019	30,000	29,891
The Toronto-Dominion Bank	Zero Coupon	2.34	9/3/2019	20,000	19,915
The Toronto-Dominion Bank	Zero Coupon	2.34	9/4/2019	66,380	66,095

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

	Rate Type	Rate %(7)	Final Maturity	Principal $	Fair Value $
The Toronto-Dominion Bank	Zero Coupon	2.37	9/12/2019	100,000	99,513
The Toronto-Dominion Bank	Zero Coupon	2.41	9/20/2019	30,000	29,835
The Toronto-Dominion Bank	Zero Coupon	2.41	10/1/2019	20,000	19,875
The Toronto-Dominion Bank	Zero Coupon	2.44	10/18/2019	30,000	29,777
Toyota Motor Credit Corporation	Zero Coupon	2.19	7/15/2019	27,000	26,975
Toyota Motor Credit Corporation	Zero Coupon	2.19	7/19/2019	150,000	149,827
Toyota Motor Credit Corporation	Zero Coupon	2.23	7/23/2019	125,000	124,822
Toyota Motor Credit Corporation	Zero Coupon	2.22	7/25/2019	25,000	24,961
Toyota Motor Credit Corporation	Zero Coupon	2.21	7/26/2019	50,000	49,920
Toyota Motor Credit Corporation	Zero Coupon	2.36	8/22/2019	80,000	79,722
Toyota Motor Credit Corporation	Zero Coupon	2.30	9/6/2019	28,000	27,879
Toyota Motor Credit Corporation	Zero Coupon	2.41	11/25/2019	15,000	14,851
Toyota Motor Credit Corporation	Zero Coupon	2.39	11/26/2019	50,000	49,505
Unilever Capital Corporation	Zero Coupon	2.40	8/19/2019	40,000	39,867
Unilever Capital Corporation	Zero Coupon	2.26	8/20/2019	8,000	7,974
Unilever Capital Corporation	Zero Coupon	2.38	9/10/2019	36,000	35,829
Unilever Capital Corporation	Zero Coupon	2.27	9/4/2019	35,000	34,855
United Parcel Service, Inc.	Zero Coupon	2.06	7/11/2019	50,000	49,968
United Parcel Service, Inc.	Zero Coupon	2.08	7/12/2019	199,500	199,362
United Parcel Service, Inc.	Zero Coupon	2.22	9/6/2019	50,000	49,791
USAA Capital Corporation	Zero Coupon	2.12	7/10/2019	178,696	178,591
USAA Capital Corporation	Zero Coupon	2.29	7/24/2019	80,000	79,878
Walmart Inc.	Zero Coupon	2.22	7/19/2019	80,000	79,906
Walmart Inc.	Zero Coupon	2.22	7/30/2019	50,000	49,907
Walmart Inc.	Zero Coupon	2.25	8/12/2019	74,030	73,831
Walmart Inc.	Zero Coupon	2.37	8/13/2019	30,000	29,913
Walmart Inc.	Zero Coupon	2.37	8/14/2019	30,000	29,911
Walmart Inc.	Zero Coupon	2.35	8/15/2019	25,000	24,925
Walmart Inc.	Zero Coupon	1.84	7/5/2019	115,000	114,971
Walmart Inc.	Zero Coupon	2.22	7/29/2019	248,000	247,556
Walmart Inc.	Zero Coupon	2.25	7/31/2019	230,000	229,553
Walmart Inc.	Zero Coupon	2.25	8/16/2019	30,000	29,912
Walmart Inc.	Zero Coupon	2.37	8/21/2019	30,000	29,897
Westpac Banking Corporation	Zero Coupon	2.42	8/23/2019	25,000	24,909
Total Commercial Paper (Cost — $15,343,720)				15,384,370	15,343,851

		Rate %(6)
Certificates of Deposits — 1.7%
Bank of Montreal	Fixed	2.35	8/12/2019	75,000	75,000
Bank of Montreal	Fixed	2.35	8/13/2019	75,000	75,000
Bank of Montreal	Fixed	2.30	7/19/2019	50,000	50,000
Bank of Montreal	Fixed	2.38	7/31/2019	125,000	125,000

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

	Rate Type	Rate %(6)	Final Maturity	Principal $	Fair Value $
BNP Paribas	Fixed	2.34	8/14/2019	75,000	75,000
BNP Paribas	Fixed	2.34	8/15/2019	75,000	75,000
BNP Paribas	Fixed	2.34	7/31/2019	50,000	50,000
BNP Paribas	Fixed	2.33	7/22/2019	50,000	50,000
BNP Paribas	Fixed	2.33	7/31/2019	80,000	80,000
Total Certificates of Deposits (Cost — $655,000)				655,000	655,000
Agency Bonds — 0.5%
Federal Home Loan Banks	Floating	2.31 (1 month LIBOR USD - 0.09)	7/26/2019	200,000	200,003
Total Agency Bonds (Cost — $200,007)				200,000	200,003

		Rate %(7)
Agency Notes — 7.1%
Federal Home Loan Banks	Zero Coupon	1.66	7/10/2019	83,000	82,955
Federal Home Loan Banks	Zero Coupon	1.70	7/11/2019	55,000	54,967
Federal Home Loan Banks	Zero Coupon	1.96	7/24/2019	123,000	122,828
Federal Home Loan Banks	Zero Coupon	2.01	7/30/2019	15,000	14,974
Federal Home Loan Banks	Zero Coupon	2.01	7/31/2019	290,000	289,473
Federal Home Loan Banks	Zero Coupon	1.96	8/1/2019	10,000	9,982
Federal Home Loan Banks	Zero Coupon	1.97	8/2/2019	62,200	62,083
Federal Home Loan Banks	Zero Coupon	1.99	8/7/2019	258,000	257,437
Federal Home Loan Banks	Zero Coupon	2.00	8/8/2019	20,000	19,955
Federal Home Loan Banks	Zero Coupon	2.02	8/16/2019	200,000	199,458
Federal Home Loan Banks	Zero Coupon	2.05	9/4/2019	136,300	135,780
Federal Home Loan Banks	Zero Coupon	2.04	8/23/2019	248,000	247,225
Federal Home Loan Banks	Zero Coupon	2.05	8/28/2019	250,000	249,146
Federal Home Loan Banks	Zero Coupon	2.05	8/29/2019	115,000	114,600
Federal Home Loan Banks	Zero Coupon	2.06	8/30/2019	224,000	223,208
Federal Home Loan Banks	Zero Coupon	2.06	9/6/2019	150,000	149,411
Federal Home Loan Banks	Zero Coupon	2.06	9/12/2019	250,000	248,930
Federal Home Loan Banks	Zero Coupon	2.07	9/16/2019	48,000	47,783
Federal Home Loan Banks	Zero Coupon	2.08	9/25/2019	150,000	149,243
Federal Home Loan Banks	Zero Coupon	2.06	11/22/2019	16,000	15,868
Tennessee Valley Authority	Zero Coupon	0.90	7/3/2019	60,000	59,993
Total Agency Notes (Cost — $2,754,535)				2,763,500	2,755,299

		Rate %(6)(7)
U.S. Government Debt — 1.1%
United States Treasury	Fixed	0.88	9/15/2019	80,000	79,787
United States Treasury	Fixed	1.75	9/30/2019	90,000	89,902
United States Treasury	Zero Coupon	1.96	7/30/2019	90,000	89,846

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

	Rate Type	Rate %(6)(7)	Final Maturity	Principal $	Fair Value $
United States Treasury	Zero Coupon	2.03	8/29/2019	70,000	69,760
United States Treasury	Zero Coupon	2.05	9/5/2019	90,000	89,653
Total U.S. Government Debt (Cost — $418,758)				420,000	418,948

Total Short Term Fixed Income Securities (Cost — $19,535,243) — 50.7%				19,586,122	19,536,423
Long Term
Corporate Debt — 0.4%
Financial — 0.3%
Mass Mutual Global Funding II	Fixed	1.95	9/22/2020	20,000	19,943
Protective Life Global Funding	Fixed	2.16	9/25/2020	7,000	6,986
U.S. Bank N.A	Fixed	2.05	10/23/2020	25,000	24,952
Wells Fargo Bank N.A.	Fixed	2.60	1/15/2021	35,000	35,139
Total				87,000	87,020

Industrial — 0.1%
American Honda Finance Corp	Fixed	2.45	9/24/2020	20,000	20,035
American Honda Finance Corp	Fixed	2.65	2/12/2021	12,500	12,582
American Honda Finance Corp	Floating	2.75 (3 month LIBOR USD + 0.21)	2/12/2021	12,500	12,503
Total				45,000	45,120
Total Corporate Debt (Cost — $131,429)				132,000	132,140
Total Long Term Fixed Income Securities (Cost — $131,429) — 0.4%				132,000	132,140
Total Unaffiliated Investments (Cost — $22,031,811)				22,083,252	22,033,878

				Units	Fair Value $
Investment in Controlled Affiliate
Internet Software & Services
Excalibur IP, LLC(1)(3)				3,420	232,750
Total Investment in Controlled Affiliate (Cost — $0) — 0.6%					232,750

Total Investments — 123.2%					47,465,983
Other Liabilities/Other Assets — (23.2)%					(8,942,345)

Net Assets Applicable to Common Shares — 100%					$38,523,638

(1)	Non-income producing securities.

(2)

The Fund is a party to a registration rights agreement with respect to its Alibaba Shares. The registration rights agreement contains provisions restricting the ability to sell the Alibaba Shares in certain circumstances. For a further description see the Fund’s Registration Statement on Form N-2. As of June 30, 2019, the Fund converted all of its remaining ordinary shares of Alibaba to American Depository Shares.

(3)	Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors, aggregate holdings equal 0.60% of the net assets of the Fund.

(4)	Presented rate represents the Money Market Fund’s average 7-day % yield.

(5)	Money Market Funds do not have a set maturity date.

ALTABA INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

As of June 30, 2019 (unaudited)

($ in thousands)

(6)	For fixed and floating rate bonds, the rate presented is the coupon rate as of June 30, 2019. LIBOR stands for London Interbank Offered Rate.

(7)	For zero coupon bonds, the rate presented is Yield as of June 30, 2019.

At June 30, 2019, the tax cost basis of the Fund’s investments (in thousands) was $24,518,660 and the unrealized appreciation and depreciation were $22,947,323 and $0, respectively, with a net unrealized appreciation of $22,947,323.

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period from January 1, 2019 through June 30, 2019 (unaudited)

($ in thousands)

INVESTMENT INCOME
Dividend income	$10,859
Interest income	69,623
Other income	20,218

Total investment income	100,700

EXPENSES
Interest expense	39,126
Professional fees	18,223
Directors, officers and employees compensation and benefits	17,319
Loss on extinguishment of debt	10,230
General and administrative costs	1,198
Outside administrative fees	766
Other expenses	5,255
Legal and other settlements	2,000

Total expenses	94,117

Net investment income, before current and deferred taxes	6,583
Current and deferred income tax benefit	565,742

Net investment income	572,325

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Unaffiliated investments, before current and deferred taxes	(3)
Unaffiliated written warrants, before current and deferred taxes	(10,084)
Affiliated investments, before current and deferred taxes	20,620,159
Controlled affiliate, before current and deferred taxes	17,256
Current and deferred income tax expense	(4,374,917)

Net realized gain (loss)	16,252,411

Net change in unrealized appreciation (depreciation):
Unaffiliated investments and foreign currency translation, before current and deferred taxes	3,709
Unaffiliated written warrants, before current and deferred taxes	(67,536)
Affiliated investments and foreign currency translation, before current and deferred taxes	(12,684,486)
Controlled affiliate, before current and deferred taxes	(17,250)
Current and deferred income tax benefit	2,692,928

Net change in unrealized appreciation (depreciation)	$(10,072,635)

Net realized and unrealized gain on investments	6,179,776

Net increase in net assets resulting from operations	$6,752,101

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Period from January 1, 2019 through June 30, 2019 (unaudited)

($ in thousands)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$6,752,101
Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of long term investments	(101,306)
Proceeds from sale and maturity of long term investments	21,729,035
Purchases of short term investments and money market funds	(42,172,914)
Net proceeds from sale and maturity of short term investments and money market funds	27,755,684
Net accretion of premiums/discounts	(59,040)
Net realized gain on investments	(20,627,328)
Net change in unrealized appreciation on investments	12,765,563
Realized loss on foreign currency transactions	(3)
(Increase) decrease in operating assets:
Interest receivable	7,675
Dividend receivable	(1,408)
Other assets	20,131
Receivable for investment securities sold	(1,391,832)
Increase (decrease) in operating liabilities:
Deferred tax liabilities on unrealized appreciation	(2,692,928)
Deferred and other tax liabilities, net of tax payments	(561,366)
Taxes payable on sales of Alibaba shares	4,302,702
Payable to directors, officers and employees	6,122
Payable for investments purchased	69,502
Payable to advisors	(502)
Other liabilities	(56,597)

Net cash provided by operating activities	5,743,291

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of margin loan	(3,000,000)
Repurchase of common stock	(3,384,377)
Offering expenses associated with issuance of common shares	(161)

Net cash used in financing activities	(6,384,538)

NET CHANGE IN CASH	(641,247)
Restricted cash and foreign currency at beginning of period	658,497

Cash at end of period	$17,250

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
Cash paid for income taxes, net	$125,747

Cash paid for interest on the margin loan	$39,126

See Notes to Consolidated Financial Statements.

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES

Cash pledged at December 31, 2018:
Collateral — margin loan	$657,190
Foreign currency at December 31, 2018	1,307

$658,497

ALTABA INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

($ in thousands)

	For the Period from January 1, 2019 through June 30, 2019 (unaudited)	For the Year Ended December 31, 2018
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income, net of current and deferred taxes	$572,325	$266,907
Net realized gain on investments, net of current and deferred taxes	16,252,411	16,639,840
Net change in unrealized depreciation on investments, net of current and deferred taxes	(10,072,635)	(25,930,070)

Net increase (decrease) in net assets resulting from operations	6,752,101	(9,023,323)

CAPITAL SHARE TRANSACTIONS:
Repurchase of common shares	(3,384,377)	(18,010,934)
Offering expenses associated with repurchase of common shares	(161)	(16,717)
Convertible Note	—	(278,870)

Net decrease in net assets from capital share transactions	(3,384,538)	(18,306,521)

Net increase (decrease) in net assets	3,367,563	(27,329,844)
NET ASSETS:
Beginning of period	35,156,075	62,485,919

End of period	$38,523,638	$35,156,075

See Notes to Consolidated Financial Statements.

ALTABA INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

	For the Period from January 1, 2019 through June 30, 2019 (unaudited)	For the Year Ended December 31, 2018	For the Period from June 16, 2017(1) through December 31, 2017
Net asset value — beginning of period	$61.95	$75.75	$52.33
Income from investment operations:
Net investment income (loss)(2)	1.06	0.37	(1.00)
Net realized and unrealized gain on investments	10.90	(11.07)	23.53

Total income from investment operations	11.96	(10.70)	22.53

Dilutive impact from capital activity (Note 14)	0.24	(3.10)	0.89

Net increase in net asset value	12.20	(13.80)	23.42

Net asset value — end of period	$74.15	$61.95	$75.75

Per common share market value — end of period	$69.37	$57.94	$69.85

Total return based on net asset value(3)	19.71%	(18.22)%	44.75%
Total return based on market value(3)	19.73%	(17.05)%	32.85%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$38,523,638	$35,156,075	$62,485,919
Ratio of expenses to average net assets including current and deferred income taxes(4)(5)	3.31%	(5.83)%	(9.27)%
Ratio of expenses to average net assets excluding current and deferred income taxes(4)(5)	0.45%	0.63%	0.36%
Ratio of net investment income (loss) including current and deferred income taxes to average net assets(4)(6)	1.51%	0.46%	(1.50)%
Ratio of net investment income (loss) excluding current and deferred income taxes to average net assets(4)(6)	0.07%	(0.06)%	(0.19)%
Portfolio turnover rate(7)	0.22%	0.55%	0.49%

(1)	Commencement of operations.

(2)	Calculated by using weighted average shares method.

(3)

Not annualized for periods less than one year. Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends, if any. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Total return based on market value does not reflect sales load.

(4)	All income and expenses are annualized for periods of less then one year, with the exception of current and deferred income taxes and other non-reoccuring fees.

(5)

For the period from January 1, 2019 through June 30, 2019, the Fund accrued $1,116,247 in current and deferred income taxes. For the year ended December 31, 2018, the Fund accrued $3,763,567 in current and deferred income tax benefit. For the period from June 16, 2017 through December 31, 2017, the Fund accrued $5,591,421 in current and deferred income taxes.

(6)

For the period from January 1, 2019 through June 30, 2019, the Fund accrued $565,742 in current and deferred income tax benefit applicable to net investment income. For the year ended December 31, 2018, the Fund accrued $302,327 in current and deferred income tax benefit applicable to net investment income. For the period from June 16, 2017 through December 31, 2017, the Fund accrued $762,338 in current and deferred income tax expense applicable to net investment income.

(7)	Not annualized.

See Notes to Consolidated Financial Statements.

ALTABA INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2019

(unaudited)

Note 1    Organization and Investment Objective

Organization

Altaba Inc. (“Altaba” or the “Fund”) is a publicly traded, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is organized as a Delaware corporation. The Fund’s common stock is listed on The NASDAQ Global Select Market (“Nasdaq”) under the ticker symbol “AABA”.

On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon Communications Inc. (“Verizon”) (the “Sale Transaction”). On June 16, 2017 (the “Inception Date”), Yahoo changed its name to “Altaba Inc.” and filed a Notification of Registration on Form N-8A and a Registration Statement on Form N-2 with the Securities and Exchange Commission (the “SEC”) in order to register as an investment company under the 1940 Act.

Investment Objective

As disclosed in the Fund’s public filings with the SEC, the Fund’s investment objective is to increase the price per share at which it trades relative to the then-current value of its principal underlying assets. The Fund seeks to do this by reducing the discount at which it trades relative to the underlying value of its net assets (before giving effect to deferred taxes on unrealized appreciation) while simplifying its net asset base and returning capital to its shareholders in ways that are accretive and increase shareholder value. The Fund’s investment objective is not fundamental and may be changed without notice to stockholders.

In addition to Alibaba Group Holding Limited (“Alibaba”) American Depositary Shares (“Alibaba ADSs” or the “Alibaba Shares”), the Fund also owns Excalibur IP, LLC (“Excalibur”), which owns a portfolio of patent assets (the “Excalibur IP Assets”) and short and long-term investments (the “Marketable Debt Securities Portfolio”). The Fund may sell Excalibur, sell certain of the Excalibur IP Assets or license the Excalibur IP Assets if the Board of Directors (the “Board”) believes that doing so is in the best interest of the Fund’s stockholders. As part of its efforts, the Fund has initiated patent infringement litigation against unlicensed entities.

On April 2, 2019, the Board unanimously approved and adopted a Plan of Complete Liquidation and Dissolution (the “Plan of Liquidation and Dissolution”) and recommended approval of the Plan of Liquidation and Dissolution to the Fund’s stockholders. Stockholders of the Fund approved the Plan of Liquidation and Dissolution at a special meeting of stockholders held on Thursday, June 27, 2019 (the “Special Meeting”). In light of such approval:

•

as previously announced, in May of 2019, the Fund began selling or otherwise disposing all of our remaining Alibaba ADSs, par value $0.000025 per share, and monetizing our equity interests in Excalibur;

•

the Fund currently expects to make a pre-dissolution liquidating distribution to stockholders (expected to be paid in cash), which we currently estimate, based on the assumptions and subject to the qualifications set forth in the proxy statement relating to the Special Meeting, will occur late in the third quarter of 2019, although this timing is subject to Board discretion and could change;

•

the Fund currently expects to file a Certificate of Dissolution (the time of such filing, the “Effective Time”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), which the Fund currently expects to occur promptly following the pre-dissolution liquidating distribution (although such filing may be delayed by the Board in its sole discretion), at which time we will close our stock transfer books and our common stock, par value $0.001 per share (the “Shares”), will cease to be traded on the Nasdaq Global Select Market;

•	after the Effective Time, the Fund currently expects to limit our operations and activities to those required to wind up our business affairs as required by law;

•

the Fund currently expects to follow the “safe harbor” procedures under Sections 280 and 281(a) of the General Corporation Law of the State of Delaware (the “DGCL”) to obtain an order from the Delaware Court of Chancery (the “Court”) establishing the amount and form of security for contested known, contingent and potential future claims that are likely to arise or become known within five years of the Effective Time (or such longer period of time as the Court may determine not to exceed ten years after the Effective Time) (the “Court Order”);

•

as soon as practicable after the issuance of the Court Order, the Fund currently expects to pay or make reasonable provision for the Fund’s uncontested known claims and expenses and establish reserves as required by the Court Order;

•

thereafter, to the extent that the Fund’s actual liabilities and expenses are less than the amounts required to be held as security for its outstanding claims and expenses, the Fund currently expects to distribute all of our remaining assets in one or more liquidating distributions on a pro rata basis to or for the benefit of our stockholders, including an initial post-dissolution liquidating distribution that the Fund plans to make as soon as practicable following entry of the Court Order; and

•

the Fund currently expects to deregister as an investment company under the 1940 Act, which the Fund currently expects to occur following the issuance of the Court Order, and after the Fund has reduced its remaining assets to cash and distributed substantially all of its assets.

Consistent with its current investment objective, the Fund currently does not intend to sell its remaining Alibaba Shares in response to changes in the market price of those shares, though it reserves the right to do so. No assurance can be given that all or any portion of the Fund’s assets will be sold or licensed, that any sales will be at prices equal to or greater than the prices at which the Fund values such assets for purposes of calculating its net asset value or that the Fund will achieve its investment objective. Proceeds generated from asset sales generally will be held in the Marketable Debt Securities Portfolio until returned to stockholders or used to satisfy the Fund’s obligations. The Fund may hold all or any portion of its assets, including cash, for an indefinite period of time.

The Fund currently intends to return substantially all of its cash, including any new cash generated by asset sales, to stockholders over time through liquidating distributions although the Fund will retain sufficient cash to satisfy its potential obligations to creditors, including possible tax liabilities and other claims, and for working capital. Prior to the Effective Time, the timing and amount of any return of capital will be determined by the Board. After the Effective Time, the timing, amount and method of any return of capital will be determined by the Board, subject to the Court Order.

The Fund does not currently anticipate making new investments other than for ordinary course cash management purposes or to protect or enhance the value of the Fund’s assets.

Note 2    Consolidation

As of June 30, 2019, approximately 91 percent of the Fund’s Alibaba Shares were held directly by the Fund and approximately 9 percent were held indirectly by Altaba Holdings Hong Kong Limited (“Altaba HK”), a wholly owned subsidiary of the Fund. Altaba HK does not engage in any other business or operations, and owns no other assets. See Note 16 for subsequent events relating to the Fund’s Alibaba Shares.

Altaba HK MC Limited (“Altaba HK MC”) is a wholly owned subsidiary of Altaba HK. Altaba HK MC is a special purpose entity formed for the sole purpose of acting as the borrower under the Fund’s margin loan agreement, which was repaid in April 2019. See Note 6, “Margin Loan” for more information.

All assets, liabilities and expenses of Altaba HK and Altaba HK MC are consolidated in the financial statements of the Fund, and all significant intercompany balances and expenses have been eliminated in consolidation.

Note 3    Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund. These policies are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund Management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and valuations reflected in the consolidated financial statements may differ from the value the Fund ultimately realizes. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates.

Securities Valuation

The Fund’s investments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The following describes the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis.

•

Equity securities (common stock) — Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation. The Fund holds securities traded on the NYSE. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Due to the large number of Alibaba Shares owned by the Fund, the price received by the Fund if it sells a large amount of such shares in a single transaction or in a short period of time may differ materially from the last reported sales price used to value the security on any given day.

•

Fixed income securities — The fair value of this investment class is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer and credit default swap spreads. Most corporate debt securities, commercial paper and certificates of deposit are priced based on transaction prices, quotations, or similar observable inputs and are categorized in Level 2. U.S. government debt securities are valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

•	Money market funds are valued at their respective publicly available net asset value. Money market funds are categorized in Level 1.

•

Excalibur IP Assets — The Excalibur IP Assets consist of a portfolio of patent assets that are substantially concentrated in the following categories: search/information retrieval; online advertising; cloud computing; network infrastructures; communication technologies; data center cooling; machine learning; mobile; user interface; and e-commerce. The fair value of the Excalibur IP Assets are estimated using a discounted cash flow based income approach. Under the income approach, the Fund determines fair value based on estimated future cash flows of the patent portfolio discounted by an estimated weighted-average cost of capital, reflecting the overall level of inherent risk of the patent portfolio and the rate of return a market participant would expect to earn. The Fund determines the cash flow projections for the patent portfolio using a forecast of cash flows over the expected life of the patent portfolio. The forecast and related assumptions were derived from market reports and publicly available market information. Due to the inherent uncertainty of valuing patent assets for which there is no active market and that are not licensed, estimated fair value may differ materially from amounts realized by the Fund upon sale. Excalibur IP Assets are categorized in Level 3.

•

Private placement investment — A market approach is used for valuing this investment class. Under the market approach, the Fund utilizes information from management along with publicly-traded comparable market transaction information to determine a price per share. The private placement investment is categorized in Level 3.

The Board has adopted methods for valuing securities, including in circumstances in which market quotes are not readily available, and will generally delegate authority to management of the Fund to apply those methods in making fair value determinations, subject to Board oversight. Fund management will administer, implement, and oversee the valuation process, and will make fair value decisions. Fund management will review changes in fair value measurements from period to period and may, as deemed appropriate, obtain approval from the Board to change the valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Board and Audit Committee will periodically review reports that describe fair value determinations and methods.

Federal Income Taxes

The Fund is currently not eligible to be treated as a “regulated investment company” under the Internal Revenue Code (the “Code”) as a result of the Fund’s concentrated ownership of Alibaba Shares. Instead, the Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, unlike most registered investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains.

Deferred income taxes are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. Significant judgment will be required in evaluating the Fund’s uncertain tax positions and determining its provision for income taxes. The Fund establishes liabilities for tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These liabilities are established when the Fund believes that certain positions might be challenged despite its belief that its tax return positions are in accordance with applicable tax laws. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the provision for income taxes in the period in which such determination is made.

Foreign Currency

Foreign-denominated assets, including investment securities, have been translated into U.S. dollars at the exchange rates on June 28, 2019. Purchases and sales of investment securities, interest and dividend income received and expenses denominated in foreign currencies have been translated into U.S. dollars at the exchange rate on the trade date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities.

Debt Issuance Costs

Debt issuance costs are amortized over the life of the margin loan using the straight-line method.

Leases

Leases are classified as either operating leases or finance leases. The Fund currently leases office space under operating lease arrangements. Whether a lease is classified as an operating lease or a finance lease, the Fund must record a right-of-use asset and a lease liability for all leases at the commencement date of the lease, other than for leases with an initial term of 12 months or less. Right-of-use assets and lease liabilities are reported in Other assets and Other liabilities, respectively, on the consolidated statement of assets and liabilities. A lease liability is initially and subsequently reported at the present value of the outstanding lease payments determined by discounting those lease payments over the remaining lease term using the incremental borrowing rate of the legal entity entering into the lease as of the commencement date. A right-of-use asset is initially reported at the present value of the corresponding lease liability plus any prepaid lease payments and initial direct costs of entering into the lease, and reduced by any lease incentives. Subsequently, a right-of-use asset is reported at the present value of the lease liability adjusted for any prepaid or accrued lease payments, remaining balances of any lease incentives received, unamortized initial direct costs of entering into the lease and any impairments of the right-of-use asset. The Fund tests for possible impairments of right-of-use assets annually or more frequently whenever events or changes in circumstances indicate that the carrying value of a right-of-use asset may exceed its fair value. If the carrying value of the right-of-use asset exceeds its fair value, then the carrying value of the right-of-use asset is reduced to its fair value. Subsequent to an impairment, the carrying value of the right-of-use asset is amortized on a straight-line basis over the remaining lease term.

Other

The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Withholding taxes on foreign dividends will be accrued for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Realized gains and losses from security transactions are determined using the specific identification method.

Fund expenses are accrued in the period to which they relate based on estimates performed by management and adjustments are made when actual amounts are known.

Note 4    Fair Value Measurements

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table reflects the valuation level used in the consolidated schedule of investments as of June 30, 2019 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Affiliated investments	$25,199,355	$—	$—	$25,199,355
Unaffiliated investments:
Common shares	—	—	185	185
Money market funds	2,365,130	—	—	2,365,130
Fixed income securities:
Corporate debt—short and long term	—	295,462	—	295,462
Commercial paper	—	15,343,851	—	15,343,851
Certificates of deposits	—	655,000	—	655,000
U.S. government debt	—	3,374,250	—	3,374,250
Investment in controlled affiliate:
Excalibur (1)	—	—	232,750	232,750

Total financial assets at fair value	$27,564,485	$19,668,563	$232,935	$47,465,983

(1)	Excalibur assets relates to the Fund’s patent portfolio.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

	Assets			Liabilities
	Total Investments in Securities	Unaffiliated Investments	Investment in Controlled Affiliate	Written Warrants
Balance as of January 1, 2019	$250,185	$185	$250,000	$(23,974)
Purchases	—	—	—	101,594
Sales	(17,256)	—	(17,256)	—
Change in unrealized appreciation (depreciation)	(17,250)	—	(17,250)	(67,536)
Realized gain (loss)	17,256	—	17,256	(10,084)
Transfers out of Level 3	—	—	—	—

Balance as of June 30, 2019	$232,935	$185	$232,750	$—

The change in unrealized appreciation (depreciation) attributable to assets owned on June 30, 2019, which were valued using significant unobservable inputs (Level 3) amounted to $6,000.

The fair values of Altaba’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of Altaba’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). Altaba utilizes a pricing service to assist in obtaining fair value pricing for the marketable debt securities.

Type of investment	Fair Value at June 30, 2019 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments—common shares	$185	Transaction price	Price per share	$3.90
Investment in controlled affiliate—Excalibur	$232,750	Income approach	Number of patents plus applications pending Discount rate	3,420 12.5%

Note 5    Quantitative Disclosure of Derivative Holdings

The Fund entered into several transactions to reduce the potential dilution with respect to the Fund’s common stock upon conversion of the Fund’s 0.00% Convertible Senior Notes due 2018 (the “Convertible Notes”), which were settled in December 2018, or to offset any cash payment the Fund is required to make in excess of the principal amount of converted Convertible Notes. The Hedge Transactions were settled with the conversion of the Convertible Notes. In conjunction with the Hedge Transactions, the Fund entered into Warrant Transactions to reduce the overall cost of the hedge. The Warrant Transactions were all settled by May 24, 2019.

The average quarterly fair value of written warrants during the period ended June 30, 2019 was $35 million.

The realized loss of $10 million for written warrants and change in unrealized depreciation of $67.5 million for written warrants were recognized on the consolidated statement of operations for the period ended June 30, 2019.

Note 6    Margin Loan

Altaba HK MC Limited (the “Borrower”) entered into the Margin Loan Agreement and borrowed $3 billion thereunder from JPMorgan Chase Bank, N.A., London Branch and Credit Suisse AG, Cayman Islands Branch (collectively referred to, along with other financial institutions, as the “Lenders”). The Borrower’s obligations under the Margin Loan Agreement were guaranteed by the Fund. The Borrower was a special purpose entity formed for the sole purpose of acting as the borrower under the Margin Loan Agreement and is an indirect wholly-owned subsidiary of the Fund. The margin loan was repaid in April 2019. The remaining unamortized portion of the upfront commitment fee that was being amortized over three years was written off. The aggregate amount of interest paid from January 1, 2019 through June 30, 2019 was $39 million, which was calculated using a variable rate of 3 Month LIBOR plus a margin of 2.25%.

The loans under the Margin Loan Agreement were secured by a combination of 28,000,000 Alibaba American Depositary Shares (“ADS”) and approximately $2 billion cash and short term investments pledged to the Lenders. The collateral was released in April 2019 when the margin loan was repaid.

Note 7    Contingencies

Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions, purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 7, during the periods presented we have not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 7; (ii) determined that an unfavorable outcome is probable; or (iii) determined that the amount or range of any possible loss is reasonably estimable. The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. Furthermore, in the case of the Security Incidents described herein, alleged damages have not been specified, and there are significant factual and legal issues to be resolved. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable.

In the event of a determination adverse to the Fund, its subsidiary, directors, or officers in these matters, the Fund may incur substantial monetary liability, and be required to change its business practices. Either of these events could have a material adverse effect on the Fund’s financial position, results of operations, or cash flows. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence our decisions to settle and the amount (if any) we may choose to pay, including the strength of our case, developments in the litigation, the behavior of other interested parties, the demand on management time and the possible distraction of our employees associated with the case and/or the possibility that we may be subject to an injunction or other equitable remedy. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require us to make substantial settlement payments and result in us incurring substantial costs.

Security Incidents Contingencies

On September 22, 2016, the Fund disclosed that a copy of certain user account information for approximately 500 million user accounts was stolen from the Fund’s network in late 2014 (the “2014 Security Incident”). On December 14, 2016, the Fund disclosed that, based on its outside forensic expert’s analysis of data files provided to the Fund in November 2016 by law enforcement, the Fund believes an unauthorized third party stole data associated with more than one billion user accounts in August 2013 (the “2013 Security Incident”). Verizon subsequently disclosed that the 2013 Security Incident involved over three billion user accounts. In November and December 2016, the Fund disclosed that based on an investigation by its outside forensic experts, it believes an unauthorized third party accessed the Fund’s proprietary code to learn how to forge certain cookies. The outside forensic experts have identified approximately 32 million user accounts for which they believe forged cookies were used or taken in 2015 and 2016 (the “Cookie Forging Activity”). The 2013 Security Incident, the 2014 Security Incident, and the Cookie Forging Activity are collectively referred to herein as the “Security Incidents.” The total cumulative amount accrued related to the Security Incidents was $152 million.

Numerous putative consumer class action lawsuits were filed against the Fund in U.S. federal and state courts, and in foreign courts, relating to the Security Incidents, including the following: (1) In Re: Yahoo! Inc. Customer Data Security Breach Litigation, U.S. District Court for the Northern District of California Case No. 5:16-md-02752-LHK (“federal consumer class action”); (2) Yahoo! Inc. Private Information Disclosure Cases, Superior Court of California, County of Orange Case No. JCCP 4895 (“California consumer class action”); (3) Demers v. Yahoo! Inc., et al., Province of Quebec, District of Montreal Superior Court Case Nos. 500-06-000841-177 and 500-06-000842-175; (4) Gill v. Yahoo! Canada Co., et al., Supreme Court of British Columbia, Vancouver Registry Case No. S-168873; (5) Karasik v. Yahoo! Inc., et al., Ontario Superior Court of Justice Case No. CV-16-566248-00CP; (6) Larocque v. Yahoo! Inc., et al., Court of Queen’s Bench for Saskatchewan Case No. QBG 1242 of 2017; (7) Sidhu v. Yahoo Canada Co., et al., Court of Queen’s Bench for Alberta Case No. 1603-22837; (8) Lahav v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 61020-09-16 (“Lahav”); and (9) Reinzilber v. Yahoo! Inc., Tel Aviv-Jaffa District Court Case No. 7406-08-17 (“Reinzilber”). Plaintiffs, who purport to represent various classes of users, generally claim to have been harmed by the Fund’s alleged actions and/or omissions in connection with the Security Incidents and assert a variety of common law and statutory claims seeking monetary damages or other related relief. In October 2018, the Fund announced that it has reached an agreement with plaintiffs’ counsel to resolve all pending claims in the federal and California consumer class actions. The agreement is subject to certain conditions, including Court approval and therefore may not result in a final settlement. On December 3, 2018, the Tel Aviv-Jaffa District Court granted plantiffs’ counsel petition to dismiss the Lahav and Reinzilber actions, in view of the proposed settlement of the federal consumer class action. On January 28, 2019, the Court in the federal consumer class action denied the plaintiff’s motion for preliminary approval of the proposed settlement. On April 8, 2019, the parties filed a revised settlement agreement and renewed motion for preliminary approval. On July 20, 2019, the Court granted preliminary approval. The Court has scheduled an April 2, 2020 hearing to decide whether to grant final approval to the proposed class action settlement.

In addition, as described below, putative stockholder class actions were filed against the Fund and certain current officers of the Fund on behalf of persons who purchased or otherwise acquired the Fund’s stock between April 30, 2013 and December 14, 2016, an additional putative class action was filed against certain former directors and officers of the Fund on behalf of stockholders of the Fund, and six stockholder derivative actions have been filed purportedly on behalf of the Fund against its former directors and officers, each asserting claims related to the Security Incidents.

Additional lawsuits and claims related to the Security Incidents may be asserted by or on behalf of users, partners, or others seeking damages or other related relief.

In addition, the Fund is cooperating with federal, state, and foreign governmental officials and agencies seeking information and/or documents about the Security Incidents and related matters, including the U.S. Federal Trade Commission, the U.S. Securities and Exchange Commission, a number of State Attorneys General and the U.S. Attorney’s office for the Southern District of New York.

Following the consummation of the Sale Transaction, pursuant to the transaction agreement with Verizon, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under consumer class action cases related to the Security Incidents.

On April 24, 2018, the SEC announced the settlement of its investigation of Yahoo! Inc., now known as Altaba Inc., related to the Fund’s previously disclosed data breaches disclosed on September 22, 2016 and in the 2016 10-K filed on March 1, 2016. The Fund agreed to settle with the SEC, without admitting or denying the allegations described in the SEC Order. The Order requires the Fund to cease and desist from any further violations of Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933 and Section 13(a) of the Securities Exchange Act of 1934 and Rules 12b-20, 13a-1, 13a-11, 13a-13, and 13a-15.

Other Legal Contingencies

In February 2017, stockholder derivative actions were filed in the U.S. District Court for the Northern District of California purportedly on behalf of the Fund against certain of its then-current and former directors and officers, In re: Yahoo! Inc. Shareholder Derivative Litigation, Case No. 5:17-cv-00787-LHK (“federal shareholder derivative litigation”). The complaints allege that defendants failed to disclose the Security Incidents and caused or allowed the Fund to issue materially false and misleading statements in its public filings and other public statements. The complaints assert derivative claims, purportedly on behalf of the Fund, for breach of fiduciary duty, unjust enrichment, and violations of Sections 14(a) and 20(a) of the Exchange Act. The complaints seek unspecified damages, disgorgement of profits and compensation obtained by the defendants, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. In May 2017, the Court consolidated the two cases, and on July 6, 2017, plaintiffs filed a consolidated stockholder derivative complaint asserting the same claims, as well as claims of insider trading, purportedly on behalf of Yahoo, against certain defendants under California Corporations Code sections 25402 and 25403. In September 2017, the Court granted a joint motion to stay the federal shareholder derivative litigation pending resolution of the federal securities class action and the federal consumer class action.

In March 2017, a stockholder derivative and class action captioned Spain v. Marissa Mayer, et al., Case No. 17CV207054, was filed in the Superior Court of California for the County of Santa Clara. In May, the plaintiff filed an amended complaint. The complaint asserts claims for breach of fiduciary duty, purportedly on behalf of the Fund, against certain of the Fund’s then-current and former directors and officers. The complaint alleges that defendants failed to prevent and disclose the Security Incidents and caused or allowed the Fund to issue materially false and misleading statements in its public filings and other public statements. The complaint also asserts claims of insider trading, purportedly on behalf of the Fund, against certain defendants under California Corporations Code sections 25402 and 25403. The complaint also asserts direct claims, purportedly on behalf of then-current the Fund stockholders, against the individual defendants for breach of fiduciary duty relating to disclosures in the proxy statement relating to the Sale Transaction concerning the negotiation and approval of the Stock Purchase Agreement and against Verizon for aiding and abetting the individual defendants’ alleged breach of fiduciary duty. The complaint seeks class certification, unspecified damages, an award of attorneys’ fees and costs, and other related injunctive and equitable forms of relief. Multiple shareholder plaintiffs have filed stockholder derivative actions making similar claims, including: The LR Trust, et al. v. Marissa Mayer, et al., Case No. 17CV306525 (Cal. Sup. Ct.); Plumbers and Pipefitters National Pension Fund v. Marissa Mayer, et al., Case No. 17CV310992 (Cal. Sup. Ct.) and Oklahoma Firefighters Pension and Retirement System v. Eric Brandt, et al., Case No. 2017 0133 SG (Del. Ch. Ct.) (“Delaware shareholder derivative litigation”) (collectively “state shareholder derivative litigation”).

In July 2018, the parties to state and federal shareholder derivative litigation reached an agreement in principle to resolve the state and federal shareholder derivative cases, subject to Court approval. On January 9, 2019, the Court granted final approval to the settlement. The Fund received money from insurance companies, which is included in “Other income” on the consolidated statement of operations. The shareholder derivative litigation is now resolved.

Note 8    Defined Contribution Plan

Altaba maintains a 401(k) plan for its full-time employees. The 401(k) plan allows employees of Altaba to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 percent to 100 percent of their annual eligible pretax compensation to the 401(k) plan. Altaba matches employee contributions 100 percent up to 6 percent of eligible pretax compensation deferred. Both employee and employer contributions vest immediately upon contributions. For the six months ended June 30, 2019, Altaba’s contributions to the 401(k) plan amounted to approximately $164,499.

Note 9    Long-Term Incentive Plan

Long-Term Deferred Compensation Incentive Plan

The Altaba Inc. Long-Term Deferred Compensation Incentive Plan (the “Plan”), adopted by the Fund’s stockholders at its 2017 annual meeting of stockholders, is intended to attract, retain and appropriately incentivize the Fund’s executive officers and other key employees by providing them with grants of incentive cash awards and the non-employee members of the Board by providing them with the opportunity to defer director fees into a deferral account under the Plan, in each case, as determined by the Compensation Committee pursuant to the terms of the Plan.

As adopted originally and currently in effect, the Plan calculates incentive award payouts based on the change in the Fund’s trading discount (measured based on the publicly traded share price of the Shares) relative to the pre-tax value of the Fund’s net assets, as adjusted to eliminate any impact from share price movements of Alibaba Shares, against a baseline level with resulting payout multipliers established by the Fund’s Compensation Committee. Because the Shares will cease to be publicly traded upon filing of the Certificate of Dissolution, the Compensation Committee recommended and the Board adopted an amendment to the Plan (as amended, the “Amended Plan”) that will automatically become effective as of the date the Shares cease to be listed on Nasdaq. Under the Amended Plan, changes in the Fund’s trading discount are determined by reference to the per Share net asset value of the Fund, as determined in accordance with U.S. GAAP and with certain adjustments consistent with the Plan as originally adopted, including elimination of any impact from share price movements of Alibaba Shares (such per Share adjusted NAV, the “Plan NAV”). The Amended Plan does not modify the performance targets, vesting schedule, individual incentive award amounts or individual or aggregate maximum payouts, as disclosed in the proxy statement.

Incentive Awards

Assuming the maximum payout multiplier applicable to incentive awards, the maximum amount that may become payable to a Plan participant in any fiscal year of the Fund is $24 million and the maximum amount that may become payable with respect to all awards granted to participants under the Plan is $52 million. Each incentive award provides for a range of payments that an officer may receive based on attainment of the pre-established performance targets:

•	Mr. McInerney received an initial incentive award of $6 million, which may result in payments of between $0 and $24 million;

•	Mr. Chong received an initial incentive award of $3 million, which may result in payments of between $0 and $12 million;

•	Ms. Wellman received an initial incentive award of $1.5 million, which may result in payments of between $0 and $6 million; and

•	Ms. Work received an initial incentive award of $1 million, which may result in payments of between $0 and $4 million.

Each incentive award is subject to a three-year vesting schedule, commencing on June 13, 2017, which may accelerate upon an involuntary termination or change in control. The Fund assesses the trading discount and payout multiplier on a quarterly basis of the vesting period and records the applicable liability. As of June 30, 2019, the Fund recorded a liability of $15 million. Pursuant to the terms of the Plan, no payment has yet been made to the participants.

Incentive award amounts under the Plan which become vested prior to the date the Shares cease to be listed on Nasdaq will be calculated and become payable in accordance with the Plan’s terms as in effect before such delisting date.

Deferral Accounts

Each independent director who is designated as a participant by the Compensation Committee under the Plan is required to defer a portion of not less than 50% and up to 100% of his or her director fees payable in cash for services rendered by such director during the period following his or her deferral election. The amount of director fees so deferred is credited to the participant’s deferral account under the Plan as of the regularly scheduled payment date of such fees, and the participant will be fully vested in his or her deferral account. The amounts deferred are subject to increase in accordance with the same performance goals as apply to the incentive awards granted to the Fund’s executive officers and other key employees and will become payable in a single lump sum cash payment upon the earlier to occur of the participant’s separation from service for any reason or a change in control of the Fund.

Under the Amended Plan’s terms, the deferral accounts of independent directors will remain subject to the terms described above; provided that, with respect to independent directors who remain in continuous service on the Board through the first distribution (the “First Distribution”) to stockholders following issuance of the Court Order, as of the date of the First Distribution, their deferral accounts will be credited by reference to the then-current Plan NAV, and distributed when they separate from service. Independent directors who do not remain in continuous service on the Board through the First Distribution will receive a prorated distribution determined by reference to the Plan NAV on the date of their separation from service, with the proration factor being determined by the number of days the director served after June 12, 2019 divided by 365.

Note 10    Income Taxes

The Fund is not eligible to be treated as a “regulated investment company” under the Code for the current tax year as a result of the Fund’s concentrated ownership of Alibaba Shares. Instead, the Fund is treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes and, as a result, unlike most investment companies, will be subject to corporate income tax to the extent the Fund recognizes taxable income and taxable gains. The Fund will recognize tax expense on its taxable income and taxable gains on investments.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred income tax assets and liabilities as of June 30, 2019 are as follows (in thousands):

Deferred income tax assets:
Net operating loss and tax credits carryforwards	$24,432
Other deferred tax assets	250,632

Total deferred income tax assets	275,064
Deferred income tax liabilities:
Unrealized investment gains	(5,312,043)

Total deferred income tax liabilities	(5,312,043)

Net deferred income tax assets (liabilities)	$(5,036,979)

At June 30, 2019, the Fund’s federal and California net operating loss carryforwards for income tax purposes were approximately $82 million and $72 million, respectively. The federal and California net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax law. If not utilized, the federal and California net operating loss carryforwards will begin to expire in 2021.

Pursuant to the transaction agreement with Verizon, Altaba is obligated to indemnify Verizon Media Group (formerly known as “Yahoo Holdings, Inc.”) for future utilization of certain deferred tax assets. Altaba has therefore recorded an indemnification liability to Verizon Media Group of $53.3 million in the consolidated statement of assets and liabilities.

The provision (benefit) for income taxes is composed of the following as of June 30, 2019 (in thousands):

Current:
United States federal	$4,015,304
State	(268,509)

Total current provision (benefit) for income taxes	3,746,795

Deferred:
United States federal	(2,352,166)
State	(278,382)

Total deferred provision (benefit) for income taxes	(2,630,548)

Total provision (benefit) for income taxes	$1,116,247

The income tax benefit differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended June 30, 2019 were as follows (in thousands):

Income tax at the U.S. federal statutory rate of 21 percent	$1,652,344	21.00%
State income taxes, net of federal benefit	148,437	1.89%
Reversal of unrecognized tax benefits	(600,392)	(7.63)%
U.S. tax on foreign earnings	(110,971)	(1.41)%
Other	26,829	0.34%

Provision (benefit) for income taxes	$1,116,247	14.19%

The Fund recorded a decrease of its gross unrecognized tax benefits of approximately $600 million during the year. The decrease was primarily due to the settlement of certain prior year state taxes with state tax authorities, resulting in a reversal of such unrecognized tax benefits and associated interest and penalties.

The total amount of gross unrecognized tax benefits was $571 million as of June 30, 2019, of which up to $237 million would affect Altaba’s effective tax rate if realized. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

Unrecognized tax benefits balance at January 1, 2019	$961,212
Gross decrease for tax positions of prior years	(43,006)
Gross increase for tax positions of current year	155,152
Settlements	(502,155)

Unrecognized tax benefits balance at June 30, 2019	$571,203

The balances are recorded on the Fund’s consolidated statement of assets and liabilities as of June 30, 2019 as follows (in thousands):

Total unrecognized tax benefits balance	$571,203
Amounts netted against related deferred tax assets	(51,912)

Unrecognized tax benefits recorded on consolidated statement of assets and liabilities	$519,291

As primary obligor, Altaba is generally responsible for all United States federal, state and local uncertain tax benefits through the date of the Sale Transaction and, as such, the uncertain tax benefits are recorded in other liabilities in the consolidated statement of assets and liabilities. Pursuant to the transaction agreement with Verizon, Verizon Media Group is obligated to indemnify the Fund for certain pre-acquisition tax liabilities. The Fund has therefore recorded an indemnification asset from Verizon Media Group of $219 million in other assets in the consolidated statement of assets and liabilities.

Altaba recognizes interest and/or penalties related to uncertain tax positions in income tax expense. To the extent accrued interest and penalties do not ultimately become payable, amounts accrued will be reduced and reflected as a reduction of the overall income tax provision in the period that such determination is made. The amount of accrued interest and penalties recorded on the consolidated statement of assets and liabilities as of June 30, 2019 was approximately $64 million of which $40 million is indemnified by Verizon Media Group pursuant to the transaction agreement with Verizon, whereby Verizon Media Group is obligated to indemnify the Fund for certain pre-acquisition tax liabilities.

The Fund is in various stages of examination and appeal in connection with its taxes both in U.S. federal, state and local jurisdictions. These audits generally span tax years 2005 through 2015. As of December 31, 2018, the Fund’s 2011 through 2015 U.S. federal income tax examination has concluded. The Fund has appealed the proposed California Franchise Tax Board’s adjustments to the 2005 through 2008 returns, but no conclusions have been reached to date. The Fund’s 2009 through 2010 California tax returns are currently under examination. The Fund’s 2011 tax year through the current tax year remain subject to examination by the California Franchise Tax Board for California tax purposes. While it is difficult to determine when the examinations will be settled or their final outcomes, certain audits in various jurisdictions are expected to be resolved in the foreseeable future. The Fund believes that it has adequately provided for any reasonably foreseeable adverse adjustment to its tax returns, including indemnification by Verizon Media Group for certain tax liabilities, and that any settlement will not have a material adverse effect on its consolidated financial position, results of operations, or cash flows.

Note 11    Agreements and Related Party Transactions

Advisory Agreements

The Fund has hired BlackRock Advisors, LLC (“BlackRock”) and Morgan Stanley Smith Barney LLC (“Morgan Stanley” or “MSSB” and, together with BlackRock, the “External Advisers”) as external investment advisers to manage the Marketable Debt Securities Portfolio. Each External Adviser manages approximately half of the marketable securities portfolio. The following guidelines apply to each External Adviser, individually, without reference to the portion of the marketable securities portfolio managed by the other.

The Fund pays BlackRock a monthly fee in arrears at an annual rate equal to 0.08% of the average daily net assets (as determined by BlackRock) of the first $250 million assets of the BlackRock Assets; 0.06% of the next $250 million; 0.04% of the next $250 million; and 0.02% of any assets above $750 million.

Effective as of May 20, 2019, BlackRock has voluntarily agreed to waive its fee from the Fund such that, for any monthly billing period in which average daily assets managed by BlackRock fall in the ranges set forth below, BlackRock will accept as full compensation a monthly fee in arrears at the corresponding annual rate set forth below for all of the Fund’s assets managed by BlackRock. BlackRock may discontinue this waiver at any time.

BR Asset level between $10 billion and $15 billion	0.0200%
BR Asset level between $15 billion and $20 billion	0.0150%
BR Asset level over $20 billion	0.0100%

Pursuant to the investment advisory agreement with Morgan Stanley, the Fund pays Morgan Stanley compensation, quarterly in arrears, at an annual rate as follows based on the total amount of assets managed by Morgan Stanley:

MSSB Asset level under $750M	0.0700%
MSSB Asset level between $750M and $1B	0.0650%
MSSB Asset level between $1B and $1.5B	0.0575%
MSSB Asset level between $1.5B and $2B	0.0500%
MSSB Asset level between $2B and $2.5B	0.0450%
MSSB Asset level between $2.5B and $3B	0.0425%
MSSB Asset level between $3B and $3.5B	0.0400%
MSSB Asset level between $3.5B and $4B	0.0375%
MSSB Asset level over $4B	0.0350%

Effective as of April 1, 2019, Morgan Stanley has voluntarily agreed to waive its fee from Altaba such that, for any quarterly billing period in which average daily assets managed by Morgan Stanley fall in the ranges set forth below, Morgan Stanley will accept as full compensation a quarterly fee in arrears at the corresponding annual rate set forth below for all of the Fund’s assets managed by Morgan Stanley. Morgan Stanley may discontinue this waiver at any time.

MSSB Asset level between $4B and $5B	0.0350%
MSSB Asset level between $5B and $7B	0.0300%
MSSB Asset level between $7B and $10B	0.0200%
MSSB Asset level between $10B and $15B	0.0150%
MSSB Asset level between $15B and $20B	0.0125%
MSSB Asset level over $20B	0.0100%

Administration, Accounting & Custodian

The Fund has engaged U.S. Bancorp Fund Services, LLC (“USBFS”) to serve as the Fund’s administrator and fund accountant. The Fund has engaged U.S. Bank, N.A. (“U.S. Bank”) to serve as the Fund’s custodian. The Fund pays a monthly fee computed at an annual rate of 0.004% on the first $20 billion of monthly average net assets, 0.003% on the next $20 billion and 0.00075% on the remaining balance of monthly average net assets, for the services provided by USBFS and U.S. Bank.

Transfer Agent

Computershare Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Note 12    Purchases and Sales of Securities

Purchase and sales of investment securities, excluding short-term securities and U.S. government obligations, for the period ended June 30, 2019, totaled $101 million and $21.7 billion, respectively. See Note 16, “Subsequent Events” for additional information.

Note 13    Investment in Affiliates

If the Fund’s holding represents ownership of 5% or more of voting securities of a company, the company is deemed to be an affiliate as defined in the 1940 Act. The Fund had the following transactions during the period ended June 30, 2019 with affiliated companies(1):

Alibaba Group Holding Limited
Balance of shares held at January 1, 2019	283,315,416
Purchases	—
Sales	(134,602,788)
Balance of shares held at June 30, 2019	148,712,628
Fair value as of June 30, 2019(2)	$25,199,355
Change in unrealized appreciation (depreciation)(2)	$(12,684,486)
Distributions	$—
Net realized gain (loss)(2)	$20,620,159

(1)	Affiliated issuer, as defined in the 1940 Act.

(2)	In thousands.

Excalibur IP, LLC
Balance of patents held and applications pending at January 1, 2019	3,420
Change in patents held	—
Balance of patents held and applications pending at June 30, 2019	3,420
Fair value as of June 30, 2019(2)	$232,750
Change in unrealized appreciation (depreciation)(2)	$(17,250)
Distributions	$—
Net realized gain (loss)(2)	$17,256

(1)	Affiliated issuer, as defined in the 1940 Act.

(2)	In thousands.

Note 14    Capital Share Transactions

Common and Preferred Stock

As of June 30, 2019, there were 5 billion shares of $0.001 par value common stock authorized, 519,511,366 shares issued and outstanding.

The Board has the authority to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders.

Share Repurchases

The Board of Directors of the Fund authorized a new share repurchase program (the “September 2018 Share Repurchase Program”), pursuant to which the Fund was authorized to, from time to time, purchase up to $5.75 billion of its common stock through, without limitation, market purchases, privately negotiated transactions or other methods of acquiring shares. The date and time of such repurchases were dependent upon market conditions. All repurchases were made in compliance with, and at such times as permitted by, federal securities laws. The September 2018 Share Repurchase Authorization, which became effective upon completion of the Fund’s sale of its remaining shares of Yahoo Japan, superseded the previous buyback program (the “February 2018 Share Repurchase Program”), which was authorized in February 2018. The September 2018 Share Repurchase Program was exhausted in the second quarter of 2019.

For the period from January 1, 2019 to June 30, 2019, the Fund repurchased approximately 48 million shares at a weighted average price of $70.57 and average weighted premium of 5.1% of net asset value for an aggregate purchase price of approximately $3.4 billion, which, as noted above, exhausted the September 2018 Share Repurchase Program.

During the year ended December 31, 2018, the Fund repurchased approximately 62.5 million shares at a weighted average price of $66.51 and average weighted discount of 10.9% of net asset value for an aggregate purchase price of approximately $4.2 billion, pursuant to both the February and September Share Repurchase Programs. As of December 31, 2018, the unutilized authorization was approximately $3.4 billion under the September 2018 Share Repurchase Program.

Tender Offer

During the year ended December 31, 2018, the Fund repurchased 195 million shares of Altaba common stock in exchange for approximately 68.25 million Alibaba ADS and $1.7 billion in cash pursuant to a self-tender offer.

Note 15    Principal Risks

You should consider the following risk factors associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested.

Risks Related to the Plan of Liquidation and Dissolution

The Fund cannot assure stockholders of the timing or amount of any pre-dissolution liquidating distribution.

The Fund intends to make a pre-dissolution liquidating distribution (expected to be paid in cash) contingent on, and as soon as reasonably practicable before, the filing of a Certificate of Dissolution with the Delaware Secretary of State. The Fund currently expects to make such pre-dissolution liquidating distribution late in the third quarter of 2019, although such timing may be extended by the Board in its sole discretion. However, there is no assurance regarding whether or when such pre-dissolution liquidating distribution will be made.

Under Delaware law, the Fund may not make a pre-dissolution liquidating distribution except (i) out of “surplus,” which is defined as the amount by which the Fund’s “net assets” (i.e., the amount by which the Fund’s total assets exceed the Fund’s total liabilities) exceed its “capital” (i.e., the sum of the aggregate par value of all of the Fund’s issued Shares), or (ii) in the case in which there is insufficient “surplus,” out of the Fund’s “net profits” for the fiscal year in which such distribution is declared and/or the preceding fiscal year. Moreover, the Fund may not make a pre-dissolution liquidating distribution if doing so would render the Fund insolvent (i.e., if its liabilities exceed its assets, or if it is unable to pay its debts as they come due) or if such distribution constitutes a fraudulent transfer. Accordingly, the amount of the pre-dissolution liquidating distribution would be dependent on the Fund’s surplus and net assets before and after making such distribution.

In addition, in light of the fact that the Board has adopted, and shareholders have approved, the Plan of Liquidation and Dissolution and anticipates entering into a dissolution and winding-up process, in determining the amount of the Fund’s assets that would be available for a pre-dissolution liquidating distribution, the Fund, before making a pre-dissolution liquidating distribution, intends to holdback an amount of assets that the Board estimates will be sufficient to cover the maximum potential reserves that might be required by the Court to satisfy the Fund’s known, contingent and potential future liabilities, which amount, due to the uncertainties described in the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves — Potential Tax Claims — PRC Tax Matters,” will include the maximum amount, including the maximum amount of potential PRC taxes on all of the Alibaba Share Transfers

(as described in the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves — Potential Tax Claims — PRC Tax Matters”) without any offset or reduction for any foreign tax credits allowable under U.S. tax law. For additional information on the Fund’s current estimates of the pre-dissolution liquidating distribution and the amount the Fund may hold back, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Pre-Dissolution Liquidating Distribution.”

Factors that could impact the amount the Fund may hold back, and consequently the amount of the pre-dissolution liquidating distribution, include the following:

•	whether any existing or potential liabilities are resolved prior to the payment of the pre-dissolution liquidating distribution;

•

whether, in light of new facts and circumstances, any potential claims that were previously taken into account by the Board in determining the amount the Fund may hold back would no longer result in any actual liabilities; and

•	whether new liabilities that were not expected by the Board arise, which would require an increase in the amount the Fund may hold back.

Given these uncertainties, it is not possible to predict with certainty the amount that will be ultimately available for the pre-dissolution liquidating distribution.

The Fund cannot assure stockholders of the timing or amount of the initial post-dissolution liquidating distribution following entry of the Court Order.

We plan to make an initial post-dissolution liquidating distribution to our stockholders on our transfer books as of the Effective Time as soon as practicable following entry of the Court Order. Under Section 281(a) of the DGCL, the initial post-dissolution liquidating distribution may not be made before the expiration of a period of 150 days from the date of the last notice of rejection given by the Fund with respect to outstanding known claims against the Fund (such claims, “Known Claims”). We currently expect the Court Order to be issued within one year following the Effective Time, although there can be no assurances regarding the timing of the Court Order.

In the initial post-dissolution liquidating distribution, we intend to distribute all of the Fund’s remaining assets in excess of the amount to be used by the Fund to pay claims and fund the reserves required by the Court Order and pay the Fund’s operating expenses through the completion of the dissolution and winding-up process. The Court Order will reflect the Court’s own determination as to the amount and form of security reasonably likely to be sufficient to provide compensation for all known, contingent and potential future claims against the Fund. There can be no assurances that the Court will not require the Fund to withhold from the initial post-dissolution liquidating distribution amounts in excess of the amounts that we believe are sufficient to satisfy the Fund’s potential claims and liabilities. Accordingly, stockholders may not receive distributions of these additional amounts for a substantial period of time.

The amount of the initial post-dissolution liquidating distribution would depend on, among other things, the amount that was paid in the pre-dissolution liquidating distribution and the actual amount of the reserves that we are required to establish pursuant to the Court Order. Factors that could impact the amount of the reserves to be determined by the Court Order, and consequently the amount of the initial post-dissolution liquidating distribution, include the following:

•	whether any claim is resolved or barred pursuant to Section 280 of the DGCL;

•	whether claimants of rejected Known Claims commence proceedings against the Fund, or any other litigation is brought against the Fund or its directors and officers;

•	whether the Fund is able to obtain clarity from taxing authorities with respect to the amount of taxes, if any, owed to them;

•

whether unforeseen claims are asserted against the Fund, in which case the Fund would have to defend or resolve such claims and/or be required to establish additional reserves to provide for such claims; and

•

whether any of the expenses incurred in the winding-up process, including expenses of required personnel and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate the Fund, are more or less than the Fund’s estimates.

With respect to the Fund’s potential PRC tax liabilities, based on our current views as to the applicability of PRC tax to the Alibaba Share Transfers, we currently expect to request in our petition to the Court that the Fund not be required in the Court Order to hold back any reserves in respect of PRC tax liabilities with respect to any of the Alibaba Share Transfers, and we believe that, if we receive confirmation (which would likely be oral and not written) from the PRC taxing authorities that they have closed their review of an Alibaba Share Transfer and that PRC taxes will not be assessed on that transaction, the Court would likely grant our request. However, the Court will then make its own determination as to the amount and form of security reasonably likely to be sufficient to provide compensation for contingent PRC tax liabilities. There can be no assurances that the Court will not require the Fund to reserve an amount for some or all of our potential PRC tax liabilities. If the Court requires us to reserve an amount for some or all of our potential PRC tax liabilities (which are subject to a ten-year statute of limitations period), stockholders may not receive distributions of any excess reserve amounts for a substantial period of time. If such a reserve were required for potential PRC taxes with respect to any of the Alibaba Share Transfers, then we would seek to include a provision in the Court Order that would permit the Fund to return to the Court to petition for a reduction in the Fund’s reserves if we receive oral confirmation from the PRC taxing authorities after the issuance of the Court Order, or otherwise believe there is a reasonable basis for concluding, that the PRC taxing authorities do not intend to assess PRC tax with respect to any of the Alibaba Share Transfers. There is no assurance, however, that the Court would agree to consider such a request or, if it does, that it would modify the Court Order in such a scenario. For more information regarding the Fund’s potential PRC tax liabilities, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves — Potential Tax Claims — PRC Tax Matters.”

The Fund cannot assure stockholders of the timing, amount or method of any additional post-dissolution liquidating distributions to stockholders under the Plan of Liquidation and Dissolution.

To the extent that claims for which the Fund has set aside reserves are resolved or satisfied at amounts less than such reserves, and assuming no need has arisen to establish additional reserves, the Fund would make additional distributions to stockholders of any portion of the reserves established pursuant to the Court Order that the Board determines is no longer required because the relevant claim has been resolved or satisfied. However, there may be less funds available than currently anticipated for additional liquidating distributions to the Fund’s stockholders. The precise amount, timing and method of any additional liquidating distributions to the Fund’s stockholders will depend on and could be delayed or diminished due to many factors, including:

•	whether a claim is resolved for more than the amount of reserve established for such claim pursuant to the Court Order;

•	whether the Fund is unable to resolve claims with creditors or other third parties, including the PRC taxing authorities, or if such resolutions take longer than expected;

•

whether a creditor or other third party seeks an injunction against the making of additional distributions to stockholders on the basis that the amounts to be distributed are needed to satisfy the Fund’s liabilities or other obligations to the extent not previously reserved for;

•	whether due to new facts and developments, a new claim, as the Board reasonably determines, requires additional funds to be reserved for its satisfaction; and

•

whether the expenses the Fund incurs in the winding-up process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees), necessary to dissolve and liquidate the Fund are more than anticipated.

Due to these and other factors, the amounts of any additional post-dissolution liquidating distributions may be substantially less than the amounts currently estimated by the Fund.

Liquidating distributions to stockholders could be substantially reduced and/or delayed due to uncertainty regarding the resolution of certain potential tax claims, litigation matters and other unresolved contingent liabilities of the Fund.

Among other liabilities, the Fund’s major known, contingent and potential future liabilities include (i) potential U.S. federal, state and local and foreign tax claims (including potential PRC tax claims), which constitute a significant majority of the Fund’s known, contingent and potential future liabilities, (ii) potential liabilities arising out of the Data Breaches and certain other legal contingencies, and (iii) continuing obligations to indemnify former Yahoo executives. For a detailed description of such liabilities, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves.”

We intend to follow the “safe harbor” procedures under Sections 280 and 281(a) of the DGCL to obtain the Court Order establishing the amount and form of security for contested known, contingent and potential future claims that are likely to arise or become known within five years of the Effective Time (or such longer period of time as the Court may determine not to exceed ten years after the Effective Time), and pay or make reasonable provision for the Fund’s uncontested known claims and expenses and establish reserves for other claims as required by the Court Order.

Whether any additional liquidating distributions can be made to stockholders would depend on whether claims for which the Fund has set aside reserves are resolved or satisfied at amounts less than such reserves and whether a need has arisen to establish additional reserves. The Fund cannot assure stockholders that the Fund’s liabilities can be settled for less than the amounts the Fund has reserved, or that unknown liabilities that have not been accounted for will not arise. As a result, the Fund may continue to hold back funds and delay additional liquidating distributions to stockholders. It is important for the Fund to retain sufficient funds to pay the expenses and liabilities actually owed to the Fund’s creditors, because under Delaware law, if the Fund fails to do so, each stockholder could be held liable for the repayment to creditors, out of the amounts previously received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess (up to the full amount actually received by such stockholder).

The application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations may adversely affect the Fund’s assets and the amount and timing of any liquidating distributions to stockholders.

The Fund may be directly or indirectly affected by tax legislation, regulations and administrative practices or the modification of existing tax laws by U.S. or non-U.S. taxing authorities or other governmental bodies. The application of complex tax laws involves numerous uncertainties, and U.S. and non-U.S. taxing authorities may review and challenge tax positions adopted by the Fund. These challenges may result in adjustments to, or impact the timing or amount of, the Fund’s taxable income, deductions, credits or other tax items, which may adversely affect our effective tax rate and tax liability.

Even though the Plan of Liquidation and Dissolution has been approved, when the Fund files a Certificate of Dissolution, it will continue to be subject to U.S. federal income tax on its taxable income and taxable gains until the liquidation is complete (i.e., until all of its remaining assets have been distributed to the stockholders or transferred to a liquidating trust or trusts). Accordingly, the sale or other disposition of the Fund’s remaining non-cash assets, including the remaining Alibaba Shares, will generally be taxable to the Fund for U.S. federal income tax purposes. In addition, the Fund’s prior dispositions of Alibaba Shares and shares of common stock of Yahoo Japan (“Yahoo Japan Shares”) were generally taxable to the Fund for U.S. federal income tax purposes (such dispositions, together with any future dispositions of the Fund’s remaining Alibaba Shares, “Share Dispositions”), resulting in significant tax liabilities to the Fund.

The Fund also expects to incur certain state and local income tax liabilities on the disposition of the Fund’s remaining Alibaba Shares, and it incurred such tax liabilities on prior Share Dispositions. Depending on a number of factors, including the apportionment methodologies that are applied to source the gains from Share Dispositions for state and local tax purposes, the amount of such taxes could be greater or less than the corresponding amount recorded by the Fund for financial accounting purposes and reflected within the liabilities section of the Consolidated Statement of Assets and Liabilities for the six months ended June 30, 2019 contained in this report. The appropriate apportionment methodology for Share Dispositions is uncertain in each of the state and local jurisdictions in which the Fund expects to pay tax, and could vary materially depending on the manner in which Share Dispositions are effected (e.g., as a sale, exchange, distribution or other disposition), and other factors. There can be no assurance that we will be able to resolve these matters favorably with the applicable taxing authorities.

On December 22, 2017, the United States enacted tax legislation commonly known as the Tax Cuts and Jobs Act (the “TCJA”), which significantly changed existing U.S. tax law. Among other changes impacting the Fund, the TCJA imposed a one-time deemed repatriation tax on certain accumulated earnings of non-U.S. corporations owned by 10% U.S. shareholders, expanded the constructive ownership rules that are applied for purposes of determining whether a non-U.S. corporation is a “controlled foreign corporation” (“CFC”), and made other significant changes to the CFC rules. These rules are complex and subject to change or differing interpretations, possibly with retroactive effect. In addition, the application of these rules and their consequences to the Fund depend on a number of facts specific to Alibaba, Yahoo Japan, and their respective subsidiaries that are beyond our current knowledge and control. These and other uncertainties resulting from the TCJA could materially affect the Fund’s U.S. tax liabilities.

Furthermore, the treatment of the Fund and its assets, and any transactions involving such assets (including liquidating distributions by the Fund), may raise novel and complex issues under other U.S. federal, state and local and foreign tax laws. Accordingly, the application of the relevant tax laws to the Fund’s assets and any related past or future transactions, including in connection with the Plan of Liquidation and Dissolution, may be uncertain in many respects. There can be no assurance that the Fund’s treatment of such assets and transactions will not be challenged by the U.S. Internal Revenue Service (the “IRS”) or other U.S. or non-U.S. taxing authorities, and any such challenge could adversely affect the Fund’s effective tax rate and tax liability, as well as the amount and timing of any liquidating distributions to stockholders.

The Fund may not be able to resolve promptly, or at all, certain potential PRC tax claims on the Alibaba Share Transfers on terms favorable to the Fund, which may significantly delay or reduce any liquidating distributions to stockholders.

The Fund potentially could be liable for PRC tax with respect to the following dispositions of Alibaba Shares:

•	the repurchase from the Fund by Alibaba of 523,000,000 Alibaba Shares for approximately $7.1 billion on September 18, 2012 (the “2012 Alibaba Share Transfer”);

•

the sale by the Fund’s subsidiary, Altaba Holdings Hong Kong Limited (“Altaba Hong Kong”) of 140,000,000 Alibaba Shares in Alibaba’s initial public offering for approximately $9.4 billion (net of underwriting discounts, commissions and fees) on September 24, 2014 (the “2014 Alibaba Share Transfer”);

•

the transfers of Alibaba Shares in an exchange offer of the Fund’s Alibaba Shares and cash for Shares (the “2018 Exchange Offer”) and the contemporaneous sale of approximately 32,000,000 Alibaba ADSs for a value of approximately $5.7 billion (the “Alibaba Resale” and together with the 2018 Exchange Offer, the “2018 Alibaba Share Transfers”); and

•

the disposition or other transfer of the Fund’s remaining Alibaba Shares in connection with the Plan of Liquidation and Dissolution (the “2019 Alibaba Share Transfers” and, collectively with the 2012 Alibaba Share Transfer, the 2014 Alibaba Share Transfer and the 2018 Alibaba Share Transfers, the “Alibaba Share Transfers”).

Because Alibaba, which is a Cayman Islands company, holds PRC taxable property, each of the Alibaba Share Transfers would be an indirect transfer of such property and potentially subject to PRC tax under Bulletin Regarding Certain Enterprise Income Tax Matters on Indirect Transfer of Property by Non-Resident Enterprises, SAT Bulletin [2015] (“Bulletin 7”), which is the current regulation governing taxation of indirect transfers in the PRC (other than the 2012 Alibaba Share Transfer, which is covered by the predecessor PRC tax regulation with respect to indirect share transfers). If an Alibaba Share Transfer were subject to PRC tax under Bulletin 7, the tax would be 10% of the gain that the PRC taxing authorities deemed the Fund or its applicable subsidiary to have derived from such transfer. The statute of limitations period applicable to Bulletin 7 cases is ten years. The PRC taxing authorities, in particular the State Taxation Administration (the “STA”), which is the highest level taxing authority in the PRC, have wide discretion to interpret Bulletin 7 and to apply the indirect transfer rules to specific circumstances.

As described in more detail in the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves — Potential Tax Claims — PRC Tax Matters,” based on the advice of the Fund’s tax counsel and advisors and other relevant information, we believe it is more likely than not that the Alibaba Share Transfers are not, and in the case of the 2019 Alibaba Share Transfers will not be, subject to PRC tax. There can be no assurance that the PRC taxing authorities will agree with such positions. Even if the PRC taxing authorities have confirmed (which would likely be orally and not in writing) that their review of any Alibaba Share Transfer is closed and that such transaction is not taxable, the PRC taxing authorities are not foreclosed from subsequently re-examining and potentially assessing PRC tax on such transactions at any time prior to the expiration of the ten-year statute of limitations period; however, we believe based on the advice of our PRC tax advisors that it is highly unlikely they will do so where they have given oral confirmation that a transaction will not be taxed.

The Fund voluntarily reported to the PRC taxing authorities its transfers of Alibaba ADSs in connection with the 2018 Exchange Offer and the Alibaba Resale in order to pay certain taxes related to the 2018 Exchange Offer, and engaged with the STA and other relevant PRC taxing authorities in order to obtain confirmation that such transfers are not taxable under the PRC’s Bulletin 7 tax consistent with the Fund’s view. On or about May 27, 2019, the PRC taxing authorities, including the in-charge local tax authorities and the STA, confirmed that the Fund’s 2018 Alibaba Share Transfers are not taxable under Bulletin 7. Such confirmation is limited to the Fund’s 2018 Alibaba Share Transfers. The Fund currently intends to follow a similar process with respect to subsequent transfers of Alibaba ADSs in connection with the Plan of Liquidation and Dissolution. There can be no assurance as to the outcome or timing of such process for the subsequent sales.

Based on advice of the Fund’s counsel, although not free from doubt, we believe that if the Fund or any of its subsidiaries were required to pay tax on the 2018 Alibaba Share Transfers or the 2019 Alibaba Share Transfers pursuant to Bulletin 7, the Fund will be entitled to claim the amount of tax paid as a foreign tax credit against its U.S. federal income tax liability on such transfers. If Bulletin 7 tax were assessed on the 2012 Alibaba Share Transfer or the 2014 Alibaba Share Transfer, we would expect to be entitled to claim the amount of tax paid as a foreign tax credit against the Fund’s U.S. federal income tax liability on such transfers.

In order to claim a foreign tax credit with respect to any tax imposed on an Alibaba Share Transfer pursuant to Bulletin 7, the Fund would need to pay the tax assessed by the PRC taxing authorities and pursue all effective and practical remedies to contest the tax under PRC law and the tax treaty between the United States and the PRC, including invoking the assistance of the U.S. competent authority. The Fund expects that it would have to claim the benefit of such credit in the form of a refund of previously paid U.S. federal income taxes. As a result of the U.S. refund procedures and foreign tax credit requirements, including the need to ensure that the Fund has sufficient assets and liquidity to pay and contest any PRC tax imposed on any of the Alibaba Share Transfers, the Fund may need to delay the return of such assets to stockholders until resolution of the potential PRC tax liabilities and any related foreign tax credit claims, which could take a significant period of time. The rules relating to the foreign tax credit are complex and their application to a PRC tax imposed on an Alibaba Share Transfer is not entirely clear. Notwithstanding the advice of the Fund’s counsel and the Fund’s views referred to above, there can be no assurance that the IRS or a court would agree that the Fund is entitled to claim a credit for such tax.

For a more detailed description of Bulletin 7 and the U.S. refund procedures and foreign tax credit requirements, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Description of the Plan of Liquidation and Dissolution and the Dissolution and Winding-Up Process — Liabilities; Expenses; Reserves — Potential Tax Claims — PRC Tax Matters.”

Given the uncertainties described above, when determining the amount of the pre-dissolution liquidating distribution, we expect to hold back assets sufficient to pay the maximum amount of PRC tax that may be imposed on all of the Alibaba Share Transfers without any offset or reduction in the Fund’s reserves for U.S. tax liabilities. Further, in respect of any post-dissolution liquidating distributions, unless the Fund is able to represent to the Court that we have received reasonably satisfactory confirmation from the PRC taxing authorities (which may include an oral confirmation to the Fund’s representatives) that they have determined not to tax the Alibaba Share Transfers, or otherwise establish to the satisfaction of the Court, that such tax will not be assessed, the Fund expects that the Court

Order would require us to reserve an amount of assets sufficient to cover all or a portion of the maximum potential PRC tax liabilities of the Fund. Based on the ten-year statute of limitations period applicable to the potential PRC tax liabilities, such amount of assets may be held back for a substantial number of years.

The Fund will continue to incur expenses that will reduce the amount available for distribution, including expenses of complying with reporting requirements under the 1940 Act following the Effective Time and paying its service providers, including the external investment advisers managing its Marketable Debt Securities Portfolio.

As the Fund continues to wind up, the Fund will continue to incur expenses from operations, including severance costs, compensation to employees who would implement the Plan of Liquidation and Dissolution, compensation to our independent directors, directors’ and officers’ insurance and other insurance premiums, income, payroll and other taxes (including any taxes that may be imposed on the sale, distribution or other disposition of our remaining non-cash assets), legal, accounting, financial advisory and consulting fees and general and administrative expenses (including the fees of the external investment advisers for our Marketable Debt Securities Portfolio). The Fund currently estimates that it will reserve between $300 million to $400 million (approximately $0.58 to $0.77 per Share) to pay such expenses. The actual amount of such expenses could be much higher than currently anticipated and will reduce the amount of assets available for ultimate distribution to stockholders.

Following the Effective Time, the Fund will continue to be registered as an investment company under the 1940 Act. The Fund currently expects to deregister as an investment company under the 1940 Act following the issuance of the Court Order, and after the Fund has reduced its remaining assets to cash and distributed substantially all of its assets. Accordingly, the Fund will continue complying with the applicable reporting requirements of the 1940 Act even though compliance with such reporting requirements will cause the Fund to incur related expenses. In order to eliminate these expenses, we may seek relief from the SEC from the reporting requirements under the 1940 Act, but no assurances can be given as to when or if such relief will be obtained. If the Fund does not obtain such relief and, in any event, until such time as it obtains such relief, the Fund will continue to incur costs in complying with its reporting requirements as a registered investment company under the 1940 Act.

The amount of proceeds that might be realized from the sale of the Fund’s Alibaba Shares is subject to fluctuation in the market prices of such Alibaba Shares and the Fund’s ability to monetize such Alibaba Shares on favorable terms.

As of June 30, 2019, the Fund’s Alibaba Shares represented approximately 51.5% of the Fund’s total assets. As of August 16, 2019, the Fund’s Alibaba Shares represented approximately 2% of the Fund’s total assets. The trading price of Alibaba Shares has been and is likely to continue to be volatile, which could result in losses to the Fund and affect the Fund’s ability to monetize its remaining Alibaba Shares on favorable terms. The performance and fluctuation of the market prices of other companies with business operations located mainly in the PRC that have listed their securities in the United States may affect the volatility in the price of and trading volumes for Alibaba Shares. Some of these companies have experienced significant volatility, including significant price declines after their initial public offerings. The trading performances of these PRC companies’ securities at the time of or after their offerings may affect the overall investor sentiment towards other PRC companies listed in the United States and consequently may impact the trading performance of Alibaba Shares. See Note 16 for subsequent events relating to the Fund’s Alibaba Shares.

The Fund’s ability to sell or otherwise dispose of the Alibaba Shares is subject to contractual restrictions in certain circumstances.

The Fund’s ability to sell its Alibaba Shares is subject to certain restrictions under the Amended and Restated Registration Rights Agreement, dated as of September 18, 2012, as amended on January 24, 2018, by and among Alibaba, the Fund, SoftBank Group Corp. and the other shareholders of Alibaba listed therein (the “Registration Rights Agreement”). Under the Registration Rights Agreement, among other things, the Fund generally can sell or otherwise dispose of its “Registrable Securities” (as such term is defined in the Registration Rights Agreement) without limitation or restriction provided the sale or disposition is effected through one or more private sales not executed or recorded on a public exchange or quotation service (“Off-Exchange Sales”).

Under the Registration Rights Agreement, the Fund can sell an unlimited amount of Registrable Securities in one or more transactions executed or recorded on a public exchange or quotation service within any 90-day period. However, if the Fund sells or otherwise disposes of Registrable Securities in one or more transactions executed or recorded on a public exchange or quotation service resulting in aggregate proceeds greater than $1 billion over any 90-day period (a “Large Resale”), then it can sell only up to $1 billion of Registrable Securities (excluding Off-Exchange Sales) in each of the next two 90-day periods. The Fund also is restricted in its ability to sell Alibaba Shares (as such term is defined in the Registration Rights Agreement) in public block trades (other than Off-Exchange Sales) in excess of certain threshold amounts or, unless it obtains permission from Alibaba, at a price less than 92% of the most recent prior closing price per Alibaba Share on the NYSE. If the Fund executes a Large Resale or a public block trade or requests Alibaba’s assistance in marketing the sale of Registrable Securities owned by the Fund in accordance with the terms of the Registration Rights Agreement, then the Fund cannot execute another Large Resale or public block trade or request Alibaba’s assistance in marketing another sale of Alibaba Shares during the 180-day period following such transaction, subject to a limited exception for sales pursuant to Rule 10b5-1 plans. The Fund’s 2019 Alibaba Share sales conducted through August 15 constituted a Large Resale under the Registration Rights Agreement.

Additionally, if Alibaba initiates an underwritten offering the Fund may, under certain circumstances, be required under the Registration Rights Agreement to enter into a lock-up agreement to not dispose of any Registrable Securities for a period of up to 180 days.

Accordingly, the Fund may not be able to sell or dispose of its remaining Alibaba Shares to generate new cash in a timely manner, which could delay the liquidating distributions to stockholders.

The market price and net asset value of the Fund’s common stock will be impacted by the market price of Alibaba Shares.

To the extent the Fund continues to own Alibaba Shares, the market price and net asset value of the Fund’s common stock will be impacted by the market price of Alibaba Shares. As of August 16, 2019, the Fund’s Alibaba Shares represented approximately 2% of the Fund’s total assets. The trading price of Alibaba Shares has been and is likely to continue to be volatile, which could result in losses to the Fund.

In addition to market and industry factors, the price and trading volume for the Alibaba Shares may be highly volatile for specific business reasons, including: (i) variations in Alibaba’s results of operations; (ii) announcements about Alibaba’s earnings that are not in line with analyst expectations; (iii) publication of operating or industry metrics by third parties, including government statistical agencies, that differ from expectations of industry or financial analysts; (iv) changes in financial estimates by securities research analysts; (v) announcements made by Alibaba or its competitors of new product and service offerings, acquisitions, strategic relationships, joint ventures, or capital commitments; (vi) press and other reports, whether or not true, about Alibaba’s business; (vii) negative reports published by short sellers, regardless of their veracity or materiality to Alibaba’s business; (viii) litigation and regulatory allegations or actions or negative reports or publicity against Alibaba, regardless of their veracity or materiality to Alibaba; (ix) changes in pricing made by Alibaba or its competitors; (x) conditions in the online retail market; (xi) additions to or departures of Alibaba management; (xii) fluctuations of exchange rates between the Renminbi and the U.S. dollar; (xiii) release or expiry of any transfer restrictions on outstanding Alibaba Shares; (xiv) sales or perceived potential sales or other disposition of existing Alibaba Shares or other equity or equity-linked securities, including by Alibaba’s principal shareholders, directors, officers, and other affiliates; (xv) the creation of vehicles that hold Alibaba Shares; (xvi) actual or perceived general economic and business conditions and trends in the PRC and globally, as some investors or analysts may invest in or value Alibaba ADS based on the economic performance of the Chinese economy, which may not be correlated to Alibaba’s financial performance; (xvii) changes or developments in the PRC or global regulatory environment and (xviii) competition with other Internet companies. Any of these factors may result in large and sudden changes in the volume and trading price of Alibaba Shares. Alibaba primarily derives its revenue from online marketing services, commissions based on transaction value derived from certain of its marketplaces, fees from the sale of memberships on its wholesale marketplaces, and cloud service fees. Alibaba’s future revenue growth depends on its ability to expand into new geographic regions and grow its other businesses. Alibaba faces risks associated with expanding into sectors or geographies in which it has limited or no experience. In addition, Alibaba’s revenue growth may slow or decline for other reasons, including decreasing consumer spending, increasing competition and slowing growth of the PRC retail or PRC online retail industry and changes in government policies or general economic conditions or as a result of a trade war between the PRC and the United States.

If the PRC government deems that Alibaba’s contractual arrangements in relation to variable interest entities owned by PRC citizens and through which Alibaba conducts its business in the PRC do not comply with PRC government restrictions on foreign investment, or if these regulations or the interpretation of existing regulations change in the future, Alibaba’s business and results of operations may be impacted, which in turn may adversely affect the Fund’s investment performance.

Foreign ownership of certain types of Internet businesses in the PRC, such as Internet information services, is subject to restrictions under applicable PRC laws, rules, and regulations. The principal regulations governing foreign investment in Alibaba’s business in China include the Guidance Catalogue of Industries for Foreign Investment, or the Foreign Investment Catalogue, the latest version of which came into effect on July 28, 2017, the latest amendment of which has become effective as of July 28, 2018, and other applicable laws, rules and regulations. There still exist uncertainties with respect to the interpretation of such notice and its implementation by authorities.

While the significant majority of Alibaba’s revenue was generated by its wholly-foreign owned enterprises in fiscal year 2018, Alibaba provides Internet information services in the PRC, which are critical to its business, through a number of PRC incorporated variable interest entities (“VIEs”). Contractual arrangements between Alibaba and the VIEs and their equityholders give Alibaba effective control over each of the VIEs enabling it to obtain substantially all of the economic benefits arising from the VIEs and consolidate the financial results of the VIEs in its results of operations. Although the VIE structure adopted by Alibaba is consistent with longstanding industry practice, and is commonly adopted by comparable companies in the PRC, the PRC government may not agree that these arrangements comply with PRC licensing, registration, or other regulatory requirements, with existing policies, or with requirements or policies that may be adopted in the future. Alibaba is in the process of enhancing the structure of its VIEs.

In January 2015, the Ministry of Commerce of the PRC published a discussion draft of the proposed Foreign Investment Law (the “Discussion Draft”), which aims to, upon its enactment, replace the existing laws regulating foreign investment in the PRC. If Alibaba or any of its VIEs are found to be in violation of any existing or future PRC laws, rules, or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, including revoking the business and operating licenses of Alibaba’s PRC subsidiaries or its VIEs, requiring Alibaba to discontinue or restrict its operations, restricting Alibaba’s right to collect revenue, blocking one or more of Alibaba’s websites, requiring Alibaba to restructure its operations or taking other regulatory or enforcement actions against Alibaba. The imposition of any of these measures could result in a material adverse effect on Alibaba’s ability to conduct all or any portion of its business operations. Any of these events could have a material adverse effect on the business, financial condition, and results of operations of Alibaba, and in turn, the Fund’s investment performance.

The Fund’s ability to monetize the Alibaba Shares on favorable terms may be materially and adversely affected by economic conditions in the PRC as well as globally.

Alibaba has significant operations in the PRC. As a result, the Fund’s ability to monetize the Alibaba Shares on favorable terms is impacted to a significant extent by economic, political and legal developments in the PRC. Chinese equities and many American Depositary Shares issued by companies that primarily operate in the PRC, including Alibaba, have experienced increased volatility over the past few years. Although the PRC government has taken steps to seek to stabilize the PRC equity markets, it is uncertain what effect such measures will have, if any, on the PRC equity markets or on the price of American Depositary Shares issued by companies that primarily operate in the PRC. Continued price drops in the PRC equity markets and any related price drops of American Depositary Shares issued by companies that primarily operate in the PRC may adversely affect the Fund’s ability to monetize the Alibaba Shares on favorable terms in connection with the liquidation and dissolution process.

The PRC economy differs from the economies of most developed countries in many respects, including the extent of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. Although the PRC government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in the PRC is still owned by the PRC government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over the PRC’s economic growth by allocating resources, controlling payment of foreign currency denominated obligations, setting monetary policy, regulating financial services and institutions and providing preferential treatment to particular industries or companies.

While the PRC economy has experienced significant growth in the past three decades, growth has been uneven, both geographically and among various sectors of the economy. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may benefit the overall PRC economy, but may also have a negative effect on the Fund. The Fund’s ability to monetize the Alibaba Shares on favorable terms may be materially and adversely affected by government control over capital investments or changes in tax regulations that are applicable to Alibaba.

In addition, the PRC government has implemented in the past certain measures, including interest rate increases, to control the pace of economic growth. These measures may cause decreased economic activity. Any prolonged slowdown in the Chinese economy could lead to a reduction in demand for Alibaba’s services and consequently have a material adverse effect on Alibaba’s businesses, financial condition and results of operations.

The U.S. administration under President Donald Trump has advocated greater restrictions on trade generally and significant increases on tariffs on certain goods imported into the United States, particularly from the PRC, and has recently taken steps toward restricting trade in certain goods. The PRC and other countries have retaliated in response to new trade policies, treaties and tariffs implemented by the United States. Such policy retaliations could ultimately result in further trade policy responses by the United States and other countries, and result in an escalation leading to a trade war, which would have an adverse effect on manufacturing levels, trade levels and industries, including logistics, retail sales and other businesses and services that rely on trade, commerce and manufacturing. Any such escalation in trade tensions or a trade war, or news and rumors of the escalation of a potential trade war, could affect activity levels within Alibaba’s ecosystem and have a material and adverse effect on its business, results of operations and the trading price of the Alibaba Shares.

If the Fund fails to retain sufficient funds to pay the liabilities actually owed to the Fund’s creditors, each stockholder receiving liquidating distributions could be liable for payment to the Fund’s creditors of his, her or its pro rata share of any shortfall, up to the amount actually distributed to each stockholder in connection with the liquidation and dissolution.

Under Delaware law, in the event the Fund fails to retain sufficient funds to pay the expenses and liabilities actually owed to the Fund’s creditors, each stockholder could be held liable for the repayment to those creditors who file claims before the end of the winding-up period, out of the amounts previously received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess liability (up to the full amount actually received by such stockholder).

Moreover, in the event a stockholder has paid taxes on amounts previously received pursuant to the Plan of Liquidation and Dissolution, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a reduction in taxes payable. There can be no guarantee that the reserves established by the Fund will be adequate to cover all such expenses and liabilities.

Amounts held in the Marketable Debt Securities Portfolio will be subject to market, credit and interest rate risk.

A substantial portion of the Fund’s investment assets likely will be held in the Marketable Debt Securities Portfolio throughout the liquidation and dissolution process. The proceeds of the Fund’s disposition of its Alibaba Shares, to the extent not used to fund the cash portion of any pre-dissolution liquidating distribution to stockholders, generally will be added to the Marketable Debt Securities Portfolio and will be invested in accordance with the applicable investment policies and guidelines. Pursuant to such guidelines, the Fund generally invests excess cash in money market funds, time deposits, and liquid debt instruments of the U.S. and foreign governments and their agencies, and high credit quality corporate issuers which are classified as marketable debt securities and cash.

Investments in fixed rate and floating rate interest earning instruments carry a degree of interest rate risk. Fixed rate securities may have their fair market value adversely impacted due to a rise in interest rates, while floating rate securities may produce less income than expected if interest rates fall. Such securities also are subject to the risk that the issuer of the security will be unable to pay interest or repay principal on the security when due. Due in part to these factors, the amounts expected to be realized by the Fund in monetizing the Marketable Debt Securities Portfolio may fall short of expectations due to changes in interest rates or the Fund may suffer losses in principal if it sells securities that have declined in market value due to changes in interest rates or changes in credit quality.

The Shares will be delisted from Nasdaq, and the Fund will close its stock transfer books at the Effective Time. Accordingly, the Shares held by the Fund’s stockholders after the Effective Time will not be transferable, and there is no assurance that a market for interests in the Shares will arise.

We anticipate that, upon the filing of the Certificate of Dissolution, trading in our Shares will be suspended on Nasdaq, and our Shares will thereafter be delisted. However, under the Nasdaq rules, Nasdaq has discretionary authority to suspend or terminate the listing of a company that has announced that liquidation has been authorized by its board of directors and that it is committed to proceed, even if the Shares otherwise meet all enumerated criteria for continued listing on Nasdaq. Shortly before filing the Certificate of Dissolution, the Fund will issue a press release to announce the anticipated filing date of the Certificate of Dissolution.

In addition, we will close our stock transfer books and discontinue recording transfers at the Effective Time. Thereafter, record holders of the Shares generally will be prohibited from transferring record ownership of their Shares following the Effective Time (except by will, intestate succession or operation of law). The Fund will, however, request that, following the Effective Time, DTC, as a record holder of Shares through its Cede & Co. nominee, maintain records representing the right to receive any post-dissolution liquidating distributions in accordance with Section 4 of the Plan of Liquidation and Dissolution, including any transfers of such rights. Consequently, the Fund expects that any transfers of such rights will be tracked by DTC. There is no assurance that a market for interests in the Shares representing the right to receive any post-dissolution liquidating distributions will arise or, if one does arise, for how long it will be maintained or how actively such interests in the Shares will trade. Both trading prices and volumes in any such “over-the-counter” market could be volatile and erratic. To the extent that a stockholder’s Shares are not held by a DTC participant as of the Effective Time, it could be more difficult for such stockholder to transfer such stockholder’s rights to receive any post-dissolution liquidating distributions.

Interests of stockholders in any liquidating trust that the Fund may establish pursuant to the Plan of Liquidation and Dissolution generally will not be transferable.

If the Fund establishes a liquidating trust, the interests of the Fund’s stockholders in such trust generally will not be transferable, which could adversely affect stockholders’ ability to realize the value of such interests. Even if transferable, the interests are not expected to be listed on a national securities exchange, and the extent of any trading market therein cannot be predicted. In addition, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. Furthermore, given that the Fund’s stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to any entity which is treated as a liquidating trust for U.S. federal income tax purposes, the distribution of non-transferable interests would result in tax liability to the stockholders without their being readily able to realize the value of such interest to pay such taxes or otherwise.

Stockholders will generally not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

As a result of the Fund’s liquidation and dissolution, for U.S. federal income tax purposes, the Fund’s stockholders who are U.S. Holders will generally recognize gain or loss equal to the difference between (i) the amount of cash and the fair market value (at the time of the distribution) of any other property distributed, less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder’s tax basis in the Shares. Liquidating distributions pursuant to the Plan of Liquidation and Dissolution may occur at various times and in more than one tax year. Any loss will generally be recognized only when a stockholder receives the final distribution from us and then only if the aggregate value of all liquidating distributions with respect to a Share is less than the stockholder’s tax basis in the Share. For a general summary of certain material U.S. federal income tax consequences of the Plan of Liquidation and Dissolution, see the Fund’s proxy statement dated May 17, 2019 under “Proposal No. 1: Approval of the Plan of Liquidation and Dissolution — Material U.S. Federal Income Tax Consequences of Liquidation and Dissolution.”

Further stockholder approval will not be required in connection with the implementation of the Plan of Liquidation and Dissolution, including the sale or disposition of all or substantially all of the Fund’s assets as contemplated in the Plan of Liquidation and Dissolution.

The approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to our Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. Accordingly, the Fund may sell, distribute or otherwise dispose of its remaining non-cash assets without further stockholder approval. As a result, the Board may, in order to maximize value for the Fund’s stockholders and creditors, authorize actions in implementing the Plan of Liquidation and Dissolution, including the specific terms and prices for the sales and dispositions of its remaining assets, with which stockholders may not agree.

After the Effective Time, the Fund will not hold annual meetings of stockholders to elect members of the Board, and consequently the Fund’s stockholders will no longer be able to influence management of the Fund through the election of directors.

Under Delaware law, dissolution of the Fund would become effective upon the filing of a Certificate of Dissolution with the Delaware Secretary of State, which the Fund currently expects to file late in the third quarter of 2019 promptly following the pre-dissolution liquidating distribution. Although the Fund’s existence would continue for a period of three years from the Effective Time for the purpose of prosecuting and defending suits, winding up the Fund and making distributions to stockholders, the Fund would not be permitted to continue to engage in business. As a result, the Fund would not convene annual meetings of stockholders during the winding-up period. Since the Fund would not hold annual meetings of stockholders to elect members of the Board after the Effective Time, the Fund’s stockholders would not be able to influence management of the Fund through the election of directors. Because the Fund expects to file the Certificate of Dissolution before the date when the Fund is required to convene its 2019 annual meeting of stockholders, the Fund does not expect to convene its 2019 annual meeting of stockholders. However, if the filing of the Certificate of Dissolution is materially delayed, we expect to hold an annual meeting of stockholders in 2019.

As noted above, the approval of the Plan of Liquidation and Dissolution by the requisite vote of the stockholders granted full and complete authority to our Board and officers, without further stockholder action, to proceed with the liquidation and dissolution of the Fund pursuant to Plan of Liquidation and Dissolution in accordance with any applicable provision of Delaware law. See “— Further stockholder approval will not be required in connection with the implementation of the Plan of Liquidation and Dissolution, including the sale or disposition of all or substantially all of the Fund’s assets as contemplated in the Plan of Liquidation and Dissolution.”

The Board may abandon, modify or delay implementation of the Plan of Liquidation and Dissolution, even after stockholder approval.

Even though the Fund’s stockholders have approved the Plan of Liquidation and Dissolution, the Board has reserved the right, at its discretion, to the extent permitted by Delaware law, to abandon or delay implementation of the Plan of Liquidation and Dissolution (including determining not to file or to delay filing the Certificate of Dissolution) if such action is determined to be in the Fund’s best interests and in the best interests of its stockholders, in order, for example, to permit the Fund to pursue new business opportunities or strategic transactions that are subsequently presented to the Board. Any such decision by the Board to abandon or delay implementation of the Plan of Liquidation and Dissolution prior to the Effective Time (including determining not to file or to delay filing the Certificate of Dissolution) may result in the Fund incurring additional operating costs and liabilities, which could reduce the amount available in any potential future distribution to the Fund’s stockholders.

The Board also may modify or amend the Plan of Liquidation and Dissolution, notwithstanding stockholder approval of the Plan of Liquidation and Dissolution, if the Board determines that, in light of new proposals presented or changes in circumstances, such action would be in the best interests of the Fund and its stockholders. The Board has authority under the Plan of Liquidation and Dissolution to make any such modification or amendment to the Plan of Liquidation and Dissolution without further stockholder approval, although it may determine, in its sole discretion, to submit any modification or amendment to the stockholders for approval.

The tax treatment of any pre-dissolution liquidating distribution and any other liquidating distributions may vary from stockholder to stockholder, and stockholders should consult their own tax advisors.

The Fund has not requested a ruling from the IRS with respect to the anticipated U.S. federal income tax consequences of the Plan of Liquidation and Dissolution. We intend to accomplish the liquidation and dissolution in a manner that will qualify as a “complete liquidation” of the Fund within the meaning of Section 346(a) of the Code, but there can be no assurance that our efforts to do so will be successful. If any of the anticipated tax consequences of the Plan of Liquidation and Dissolution described in this Proxy Statement proves to be incorrect, the result could be increased taxation at the corporate and/or stockholder level, thus reducing the benefit to the Fund’s stockholders and the Fund from the liquidation and dissolution. Tax considerations applicable to stockholders may vary with and be contingent upon the particular circumstances of each stockholder. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Plan of Liquidation and Dissolution in light of each stockholder’s particular circumstances.

Risks Related to the Fund’s Operations as an Investment Company

Investments in the Fund may perform poorly and could result in your entire investment being lost.

An investment in the Fund’s common stock is subject to investment risk, including the possible loss of the entire amount that you invest. At any point in time, your shares of the Fund’s common stock may be worth less than your original investment. There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund’s common stock should not be considered a complete investment program.

An investment in the Fund’s common stock should not be considered a complete investment program. Each stockholder should take into account the Fund’s investment objective and policies, as well as the stockholder’s other investments when considering an investment in the Fund.

The Fund’s revenue sources may be limited.

The Fund’s investment assets are its direct and indirect interests in the remaining Alibaba Shares, the Marketable Debt Securities Portfolio, and the Excalibur IP Assets. The Fund’s ability to meet its financial obligations and other contractual commitments depends upon its ability to access cash. The Fund’s potential sources of cash include:

•	available cash balances, including interest income from the Marketable Debt Securities Portfolio;

•	any dividends the Fund may receive from its investment in the remaining Alibaba Shares (although Alibaba does not currently pay dividends on Alibaba Shares);

•	income from the monetization and licensing of the Excalibur IP Assets;

•	amounts the Fund is able to borrow;

•	income the Fund may be able to earn from lending its portfolio securities; and

•	proceeds from any asset sales, net of taxes.

Prior to the date of this report, Alibaba has not paid dividends on Alibaba Shares and has stated that it does not currently intend to pay dividends on Alibaba Shares.

For the period from January 1, 2019 to June 30, 2019, the Marketable Debt Securities Portfolio generated approximately $79 million of income for Altaba. No assurance can be given that the Marketable Debt Securities Portfolio will produce as much income for the Fund in future periods.

The Fund may not be able generate income from other sources. As a result, the Fund could be unable in the future to obtain cash in amounts sufficient to service its financial obligations or meet its other commitments unless it sells its remaining Alibaba Shares, the Marketable Debt Securities Portfolio, or Excalibur IP Assets, which would cause the Fund to pay taxes on any capital gain that it realized in connection with the sale.

The Fund’s use of service providers means that the Fund is reliant on third parties to perform their obligations.

The Fund relies on service providers for certain functions that are integral to the Fund’s operations and financial performance, including management of its Marketable Debt Securities Portfolio, custody of its assets and transfer agency, and administrative services. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill, or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy, or other causes could have a material adverse effect on the Fund’s performance and returns to stockholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to stockholders.

The Fund relies on the competence and continued service of its own officers and directors to manage the Fund, other than the Marketable Debt Securities Portfolio.

The Fund is internally managed by its executive officers under the supervision of the Board and does not currently intend to depend on a third-party investment adviser, except that the Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio. The Fund will incur the operating expenses associated with employing its executive officers and employees. The Fund depends upon the members of its senior management for the monitoring of the Fund’s investments, other than the Marketable Debt Securities Portfolio, and for seeking to manage and reduce its liabilities. If the Fund loses the services of any senior management members the Fund may not be able to operate its business as expected, which could cause the Fund’s results to suffer. The Fund’s status as a registered investment company may limit its ability to attract and retain highly qualified personnel.

The Fund has hired the External Advisers to manage the Marketable Debt Securities Portfolio.

The Marketable Debt Securities Portfolio is managed by the External Advisers, who, in doing so, apply the investment guidelines set by Altaba. There can be no assurances that the Fund’s investment program for the Marketable Debt Securities Portfolio, as implemented by the External Advisers, will be successful. The External Advisers’ investment strategies may not produce the desired results for the Marketable Debt Securities Portfolio. Additionally, the investment guidelines for the Marketable Debt Securities Portfolio may constrain the investment discretion of External Advisers in a manner that results in the Marketable Debt Securities Portfolio achieving less desirable results than if such investment guidelines were different or did not exist. Moreover, the External Advisers may fail to adhere to the investment guidelines for the Marketable Debt Securities Portfolio, which could result in losses, less desirable results or a greater risk profile for the Marketable Debt Securities Portfolio than the Fund intends. There is no guarantee that the External Advisers will be able to achieve desirable results for the Marketable Debt Securities Portfolio.

By hiring the External Advisers to manage the Marketable Debt Securities Portfolio, the Fund is subject to the risks associated with having third parties exercise discretion over the investment of the Marketable Debt Securities Portfolio.

The Fund is subject to external management risk because its Marketable Debt Securities Portfolio is actively managed by the External Advisers. The External Advisers apply investment techniques and risk analyses in making investment decisions for the Marketable Debt Securities Portfolio, but there can be no guarantee that these will produce the desired results.

A risk of loss also exists due to fraud on the part of the External Advisers, intentional or inadvertent deviations from the Marketable Debt Securities Portfolio’s investment guidelines or simply poor judgment. Although the Fund believes the External Advisers are operating with integrity and sound operational and organizational standards, the Fund may have no, or only limited, access to information regarding the activities of the External Advisers, and the Fund cannot guarantee the accuracy or completeness of such information. As a consequence, although the Fund monitors the activities of the External Advisers, it may be difficult, if not impossible, for the Fund to protect itself from the risk of fraud, misrepresentation or material strategy alteration. The Fund has no control over the day-to-day operations of the External Advisers. The failure of operations, information technology systems or contingency/disaster recovery plans may result in significant losses for the Marketable Debt Securities Portfolio.

The Fund and its service providers, including the External Advisers, may be the subject of cyber-attacks that could have severe negative impacts on the Fund.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by one or more of the External Advisers, or other service providers (including, but not limited to, fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has implemented business continuity plans in the event of, and risk management systems to prevent, cyber-attacks against its systems, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its stockholders could be negatively impacted as a result.

Misconduct or misrepresentations by employees of the Fund, one or more of the External Advisers or any of the Fund’s other service providers could cause significant losses to the Fund.

Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. Despite the Fund’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Fund’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Fund will identify or prevent any such misconduct.

Limitations imposed by the 1940 Act may adversely affect the Fund’s operations.

The Fund is a registered closed-end management investment company and as such is subject to regulation under the 1940 Act. The 1940 Act regulates many aspects of the Fund’s operations and imposes limitations such as limiting the Fund’s ability to:

•	use leverage;

•	enter into transactions with affiliated persons;

•	make certain types of investments; and

•	use equity compensation plans to attract officers and employees to manage the Fund, and directors to oversee the Fund.

These and other limitations imposed by the 1940 Act may adversely affect the Fund’s operations and returns to investors.

The Fund is exposed to litigation and investigations.

The Fund is subject to pending litigation, and may become subject to further litigation, including potential actions by third parties against the Fund, as well as direct actions by the Fund’s security holders against the directors and/or officers of the Fund for alleged breaches of fiduciary duty or derivative actions brought by Fund stockholders in the name of the Fund.

The Fund is further exposed to certain liabilities arising out of the Data Breaches, which may have an adverse impact on the Fund. The Fund has retained certain liabilities arising out of governmental or third party investigations, litigation or claims related to the Data Breaches. The Fund faces numerous putative consumer class action lawsuits, and other lawsuits and claims may be asserted by or on behalf of users, partners, or others seeking damages or other related relief, allegedly arising out of the Data Breaches. Yahoo was also facing investigations by a number of federal, state, and foreign governmental officials and agencies.

These claims and investigations may adversely affect how the Fund operates its business, divert the attention of management from the operation of the Fund, and result in additional costs and potential fines. These potential actions and potential liabilities could also have a significant adverse impact on the Fund’s net asset value and could delay any actions or transactions aimed at returning assets to stockholders or realizing value for stockholders through transactions involving portfolio assets.

Risks Related to the Fund’s Common Stock and the Securities Market

The market price of the Fund’s common stock may fluctuate significantly.

The Fund cannot predict the prices at which the Fund’s common stock may trade or whether the market value of the Fund’s common stock will be less than, equal to, or greater than the net asset value of the Fund’s common stock after the Sale Transaction.

The market price of the Fund’s common stock may fluctuate significantly due to a number of factors, some of which may be beyond the Fund’s control, including:

•	anticipated timing, amount and method of future liquidating distributions;

•	developments related to the Fund’s expected or actual liabilities, including but not limited to tax liabilities;

•	the market price of Alibaba Shares;

•	changes to tax laws or regulations to which the Fund and Alibaba, is subject;

•	lack of demand in the market for shares of the Fund’s common stock; and

•	domestic and foreign economic conditions and changes in market rates of interest.

Shares of the Fund’s common stock may trade at a substantial discount from net asset value.

Shares of closed-end management investment companies frequently trade at a discount from net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets are generally considered by market participants in determining whether to purchase or sell the Fund’s common stock, whether investors will realize gains or losses upon the sale of the Fund’s common stock will depend entirely upon whether the market price of the Fund’s common stock at the time of sale is above or below the investor’s purchase price for the Fund’s common stock. Because the market price of the Fund’s common stock is determined by factors beyond the control of the Fund, such as supply of and demand for the Fund’s common stock, trading volume of the Fund’s common stock, general market and economic conditions, and other factors, the Fund cannot predict whether the Fund’s common stock will trade at, below, or above net asset value. In addition, the price of the Fund’s common stock may be adversely affected by the ability of investors to invest directly in Alibaba Shares and not be subject to the fees and expenses incurred by the Fund in connection with its operations, which may also reduce the liquidity of the Fund’s common stock which, in turn, may make the market price of the Fund’s common stock more volatile.

The Fund’s directors and executive officers are compensated, in part, with deferred compensation based on attainment of performance targets pre-established by the Board.

The Fund’s Compensation Committee has adopted a deferred compensation plan for the Fund’s directors and executive officers that may create an incentive for Fund management to make riskier and more speculative decisions than would be the case in the absence of such compensation arrangement, which could lead to adverse consequences for the Fund and stockholders. For additional information about the deferred compensation plan, see Note 9 — “Long-Term Incentive Plan”.

Delaware statutes and certain provisions in the Fund’s certificate of incorporation and bylaws could make it more difficult for a third-party to acquire the Fund.

Under the Fund’s certificate of incorporation and bylaws, the Board has the authority to issue up to 10 million shares of preferred stock and to determine the price, rights, preferences, privileges, and restrictions, including voting rights, of those shares without any further vote or action by the stockholders. The rights of the holders of the Fund’s common stock may be subject to, and may be adversely affected by, the rights of the holders of any preferred stock that may be issued in the future. The issuance of preferred stock may have the effect of delaying, deterring, or preventing a change in control of the Fund without further action by the stockholders and may adversely affect the voting and other rights of the holders of the Fund’s common stock.

The Fund’s certificate of incorporation and bylaws include provisions eliminating the ability of stockholders to take action by written consent and limiting the ability of stockholders to raise matters at a meeting of stockholders without giving advance notice, which may have the effect of delaying or preventing changes in control or changes in the Fund’s management, which could have an adverse effect on the market price of the Fund’s stock. In addition, the Fund’s certificate of incorporation and bylaws do not permit cumulative voting, which may make it more difficult for a third-party to gain control of the Board. Further, the Fund is subject to the anti-takeover provisions of Section 203 of the Delaware General Corporation Law, which will prohibit the Fund from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, even if such combination is favored by a majority of stockholders, unless the business combination is approved in a prescribed manner. The application of Section 203 also could have the effect of delaying or preventing a change in control of the Fund.

Any of these provisions could, under certain circumstances, depress the market price of the Fund’s common stock.

The application of tax and other laws, and any changes in such laws, may adversely affect the Fund’s assets, shareholder returns or ability to pursue its investment objectives and policies.

The Fund’s investment objective and policies were adopted based on current statutes, regulations, and policies applicable to United States financial markets and institutions, corporation taxation, and international trade. The Fund cannot predict which statutes, regulations, or policies will be changed or repealed, or if changes are made, their effect on the value of the Fund’s assets. Because the Fund’s investment objective and policies are not fundamental, the Fund retains the right to change them in response to any such changes or for any other reason if the Board determines such changes to be in the best interests of stockholders. Examples of changes to the Fund’s investment objective and policies include: retaining assets that otherwise would have been sold; selling assets that otherwise would have been retained; selling assets on an accelerated or delayed time frame; diversifying the Fund’s assets to seek to minimize losses, to enhance gains or to seek to become a “regulated investment company” under the Code; adoption of a plan of liquidation and dissolution; and changing the way the Fund uses derivatives to seek to hedge against or profit from possible changes in the value of the Fund’s assets.

While the Fund has completed its accounting for the tax effects of the TCJA, the U.S. Treasury Department and IRS are continuing to draft and release regulations under the TCJA, and therefore the interpretation and application of its provisions remain subject to change and could have a material effect on Fund’s accounting for the tax effects of TCJA.

Furthermore, as the Fund continues to pursue its investment objective through various transactions, the treatment of the Fund’s assets and any transactions involving such assets (including future liquidating distributions by the Fund, if any) may raise novel and complex issues under other U.S. federal, state and local and foreign tax laws. Accordingly, the application of the relevant tax laws to the Fund’s assets and any related transactions may be uncertain in many respects. There can be no assurance that the Fund’s treatment of such assets and transactions will not be challenged by the IRS or other U.S. or foreign taxing authorities, and any such challenge could adversely affect the Fund’s effective tax rate and tax liability.

Risks Related to the Excalibur IP Assets

The Fund may not be able to successfully monetize or realize meaningful value from the licensing and/or sale of the Excalibur IP Assets, and the Fund may not be able to sufficiently develop, maintain or protect the Excalibur IP Assets.

The Fund is exploring opportunities to monetize the Excalibur IP Assets through the licensing or sale of all or a portion of the Excalibur IP Assets. However, there is no assurance the Fund will be successful in monetizing or realizing meaningful value from such efforts. In addition, if the Fund is unable to effectively enforce any of the Excalibur IP Assets to prohibit unauthorized use and other exploitation thereof by third parties, the value of such assets may be adversely impacted. Enforcing the Excalibur IP Assets is expensive and time-consuming, and the Excalibur IP Assets will only have value for a limited amount of time. Potential licensees and other third parties may challenge the validity, scope, enforceability, or ownership of the Excalibur IP Assets, which may further increase the cost of maintaining them. In addition, patent laws in the U.S. and abroad may continue to change, and such changes may create additional challenges to the Fund’s monetization activities. For instance, during 2013 and 2015, various new laws were proposed and considered to address various perceived abuses of the patent system by patent assertion entities. The Excalibur IP Assets are valued using an income approach. There is no active market for the Excalibur IP Assets, which makes valuation of such assets extremely difficult and any sale of such assets may be at a price materially higher or lower than the value reported for such assets in the Fund’s consolidated financial statements. The Fund may also seek to sell all or a portion of the Excalibur IP Assets. A specific market event or partial divestiture could result in the Fund employing a different valuation method where the value could be significantly impacted.

Note 16    Subsequent Events

During the period from July 1, 2019 through August 15, 2019, the Fund sold 143,712,628 Alibaba Shares for net proceeds of approximately $24.4 billion and in total the Fund sold 278,315,416 Alibaba Shares for net proceeds of approximately $46 billion pursuant to the Plan of Liquidation and Dissolution. The proceeds generally were reinvested in the Marketable Debt Securities Portfolio.

The Fund continues to hold 5 million Alibaba Shares and currently expects to sell those Alibaba Shares in 2020 for purposes of managing the Fund’s tax liabilities. The Alibaba Shares are currently unhedged but the Fund may elect to hedge those Alibaba Shares in the future. The Fund’s plans with respect to the Alibaba Shares and any related hedging activity may change at the Fund’s discretion.

The Fund has adopted standards, which establish general standards of accounting for disclosure of events that occur after the consolidated statement of assets and liabilities date, but before the financial statements are issued. The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no events have occurred that require disclosure.

Other Information

June 30, 2019 (unaudited)

Results of Stockholder Votes

A special meeting of stockholders of the Fund was held on June 27, 2019 (the “Special Meeting”) to vote on the proposals described in the Notice of the Special Meeting of Stockholders and the Fund’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 17, 2019 (the “2019 Proxy Statement”).

The final voting results regarding each proposal are set forth below. As of May 16, 2019, the record date for the Special Meeting, there were 516,511,366 shares of Altaba’s common stock outstanding and entitled to vote.

1. Approval of the Voluntary Liquidation and Dissolution of the Fund Pursuant to a Plan of Complete Liquidation and Dissolution:

At the Special Meeting, the stockholders approved the voluntary liquidation and dissolution of the Fund (the “Dissolution Proposal”) pursuant to the Plan of Complete Liquidation and Dissolution (such plan, the “Plan of Liquidation and Dissolution”). The Dissolution Proposal received the following votes:

For:	286,061,997
Against:	23,468,008
Broker non-votes:	0

2. Approval to Grant Discretionary Authority to the Board of Directors (the “Board”) to Adjourn the Special Meeting to Solicit Additional Proxies:

In light of the approval of the Dissolution Proposal, the adjournment proposal described in the Proxy Statement was rendered moot and was not presented at the Special Meeting.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999, and (ii) on the SEC’s website at http://www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling Alan Oshiki of Abernathy MacGregor at (212) 371-5999 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. The Fund’s Form NPORT-EX is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Available Information

Our website is located at https://www.altaba.com. We make available free of charge on our website under “SEC Filings” all of our SEC filings, and any amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the SEC. We refer our investors to our website homepage for available “New & Noteworthy” information about Altaba.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their non-public personal information. The Fund restricts access to non-public personal information about its stockholders to its employees and service providers with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders. A statement of the Fund’s privacy policy may be found on the Fund’s website at https://www.altaba.com/privacyterms.

Notice to Stockholders

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

Miscellaneous

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Share repurchase activity from January 1, 2019 through June 30, 2019 was as follows:

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Program	Approximate Dollar Value of Shares that May Yet be Purchased Under the September 2018 Program
January 1—January 31, 2019:
Open Market Purchases	10,328,102	$61.72	10,328,102	$2,746,595,769
February 1—February 28, 2019:
Open Market Purchases	9,148,154	$69.60	9,148,154	$2,109,945,013
March 1—March 31, 2019:
Open Market Purchases	11,850,911	$73.58	11,850,911	$1,238,094,094
April 1—April 30, 2019:
Open Market Purchases	11,886,543	$74.44	11,886,543	$353,401,350
May 1—May 31, 2019:
Open Market Purchases	4,739,194	$74.58	4,739,194	$—
June 1—June 30, 2019:
Open Market Purchases	—	$0.00	—	$—

Total	47,952,904	$70.57	47,952,904	$—

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors. However, after the Effective Time, the Fund will not hold annual meetings of stockholders to elect members of the Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s Chief Executive Officer and Chief Financial and Accounting Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to closed-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Altaba Inc.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date:	August 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas J. McInerney
Thomas J. McInerney, Chief Executive Officer

Date:	August 23, 2019

By (Signature and Title)	/s/ Alexi A. Wellman
Alexi A. Wellman, Chief Financial and Accounting Officer

Date:	August 23, 2019